UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                )

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RADIUS HEALTH, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Radius Health, Inc.

PROXY STATEMENT

Annual Meeting of Stockholders

May 7, 2015 10:00 a.m. (Eastern Time)

RADIUS HEALTH, INC. 950 WINTER STREET, WALTHAM, MASSACHUSETTS 02451

March 25, 2015

To Our Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Radius Health, Inc. at 10:00 a.m. local time, on May 7, 2015, at the offices of Latham & Watkins LLP, John Hancock Tower, 27th Floor, 200 Clarendon Street, Boston, Massachusetts 02116.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Robert E. Ward
President and Chief Executive Officer

2015 Proxy Statement	Radius Health, Inc.

2015 Proxy Statement	Radius Health, Inc.

Table of Contents continued

2015 Proxy Statement	Radius Health, Inc.

Notice of Annual Meeting of Stockholders To Be Held May 7, 2015

RADIUS HEALTH, INC. 950 WINTER STREET, WALTHAM, MASSACHUSETTS 02451

The Annual Meeting of Stockholders (the "Annual Meeting") of Radius Health, Inc., a Delaware corporation (the "Company"), will be held at the offices of Latham & Watkins LLP, John Hancock Tower, 27th Floor, 200 Clarendon Street, Boston, Massachusetts 02116, on May 7, 2015, at 10:00 a.m. local time, for the following purposes:

To elect Owen Hughes, Elizabeth Stoner, M.D. and Robert E. Ward as Class I Directors to serve until the 2018 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;
To approve, on an advisory basis, the compensation of our named executive officers;
To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
To approve our Amended and Restated 2011 Equity Incentive Plan; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock at the close of business on March 13, 2015 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 950 Winter Street, Waltham, Massachusetts 02451 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

B. Nicholas Harvey, Secretary
Waltham, Massachusetts March 25, 2015
2015 Proxy Statement	Radius Health, Inc.

Proxy Statement

RADIUS HEALTH, INC. 950 WINTER STREET, WALTHAM, MASSACHUSETTS, 02451

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Radius Health, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on May 7, 2015 (the "Annual Meeting"), at the offices of Latham & Watkins LLP, John Hancock Tower, 27th Floor, 200 Clarendon Street, Boston, Massachusetts 02116, at 10:00 a.m. local time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.0001 par value ("Common Stock"), at the close of business on March 13, 2015 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 37,821,722 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2014 (the "2014 Annual Report") will be released on or about March 25, 2015 to our stockholders on the Record Date.

In this proxy statement, "we," "us," "our," the "Company" and "Radius" refer to Radius Health, Inc. We were incorporated in Delaware on February 4, 2008 under the name MPM Acquisition Corp. In May 2011, we entered into a reverse merger transaction, or the Merger, with our predecessor, Radius Health, Inc., a Delaware corporation formed on October 3, 2003, or the Former Operating Company. Pursuant to the Merger, the Former Operating Company became a wholly-owned subsidiary of ours. Immediately following the Merger, we merged the Former Operating Company with and into us, and we assumed the business of the Former Operating Company and changed our name to "Radius Health, Inc."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2015

This Proxy Statement and our 2014 Annual Report to Stockholders are available at http://www.proxyvote.com/

DIRECTIONS TO THE ANNUAL MEETING

Directions to the Annual Meeting are available by calling 617-551-4000.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Owen Hughes, Elizabeth Stoner, M.D. and Robert E. Ward as Class I Directors to serve until the 2018 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;
To approve, on an advisory basis, the compensation of our named executive officers;
To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
To approve our Amended and Restated 2011 Equity Incentive Plan; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
2015 Proxy Statement	Radius Health, Inc.	1

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors (the "Board") recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of Owen Hughes, Elizabeth Stoner, M.D. and Robert E. Ward as Class I Directors;
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;
FOR the approval, on an advisory basis, of the compensation of our named executive officers;
ONE YEAR on the frequency of future advisory votes on the compensation of our named executive officers; and
FOR the approval of our Amended and Restated 2011 Equity Incentive Plan.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Radius's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Radius is making this proxy statement and its 2014 Annual Report available to its stockholders electronically via the Internet. On or about March 25, 2015, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access this proxy statement and our 2014 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2014 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC's rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

2015 Proxy Statement	Radius Health, Inc.	2

Questions and Answers about the 2015 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is March 13, 2015. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 37,821,722 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A "RECORD HOLDER" AND HOLDING SHARES IN "STREET NAME"?

A record holder holds shares in his or her name. Shares held in "street name" means shares that are held in the name of a bank or broker on a person's behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the "beneficial owner" of those shares held in "street name." If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2015 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Radius stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must call 617-551-4000 no later than 5:00 p.m. Eastern time on May 5, 2015 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

2015 Proxy Statement	Radius Health, Inc.	3

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

  •
  by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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  by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

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  by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 6, 2015.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

  •
  by submitting a duly executed proxy bearing a later date;

  •
  by granting a subsequent proxy through the Internet or telephone;

  •
  by giving written notice of revocation to the Secretary of Radius prior to or at the Annual Meeting; or

  •
  by voting in person at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

2015 Proxy Statement	Radius Health, Inc.	4

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3: Advisory Vote on the Compensation of Radius's Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions and broker non-votes will have no effect.
Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Radius's Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. If no frequency receives the foregoing vote, then we will consider the frequency that receives the highest number of votes cast by the stockholders to be the frequency recommended by our stockholders.	Abstentions and broker non-votes will have no effect.
Proposal 5: Approval of Amended and Restated 2011 Equity Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A "vote withheld," in the case of the proposal regarding the election of directors, or an "abstention," in the case of the four other proposals to be voted on at the Annual Meeting, represents a stockholder's affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP, the advisory vote on the compensation of our

2015 Proxy Statement	Radius Health, Inc.	5

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

named executive officers, the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, and the amendment and restatement of our 2011 Equity Incentive Plan.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the advisory vote on the compensation of our named executive officers, the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, and the amendment and restatement of our 2011 Equity Incentive Plan. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2015 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

2015 Proxy Statement	Radius Health, Inc.	6

PROPOSALS TO BE VOTED ON—PROPOSAL 1 Election of Directors

At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2018 and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

We currently have nine (9) Directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director's death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the 2015 Annual Meeting of Stockholders and whose new term will expire at the 2018 Annual Meeting of Stockholders; Class II, whose term will expire at the 2016 Annual Meeting of Stockholders and whose subsequent term will expire at the 2019 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2017 Annual Meeting of Stockholders and whose subsequent term will expire at the 2020 Annual Meeting of Stockholders. The current Class I Directors are Owen Hughes, Elizabeth Stoner, M.D. and Robert E. Ward; the current Class II Directors are Alan H. Auerbach, Ansbert K. Gadicke, M.D. and Martin Münchbach, Ph.D; and the current Class III Directors are Willard H. Dere, M.D., Kurt C. Graves and Anthony Rosenberg.

As indicated in our Restated Certificate of Incorporation, the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our Common Stock.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.
2015 Proxy Statement	Radius Health, Inc.	7

PROPOSAL 1—ELECTION OF DIRECTORS

NOMINEES FOR CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2018 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Radius

Owen Hughes	40	2013	Director
Elizabeth Stoner, M.D.	64	2011	Director
Robert E. Ward	57	2013	President, Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class I Nominee for election at the 2015 Annual Meeting are as follows:

OWEN HUGHES	Age 40

Owen Hughes has served on our Board of Directors since April 2013. He has served as the Chief Business Officer and Head of Corporate Development at Intarcia Therapeutics, Inc., a biotechnology company, since 2013. Prior to Intarcia, he served as a Director at Brookside Capital, a hedge fund under the Bain Capital umbrella, managing public and private healthcare investments from 2008 to 2013. He earned a bachelor of arts from Dartmouth College. We believe Mr. Hughes is qualified to serve as a member of our Board of Directors because of his extensive business and professional experience, including his experience in the venture capital industry and years of analyzing development opportunities in the life sciences sector.

ELIZABETH STONER, M.D.	Age 64

Elizabeth Stoner, M.D., has served on our Board of Directors since May 2011. Dr. Stoner has been a Managing Director at MPM Capital since October 2007, and the Chief Development Officer of Vascular Pharmaceuticals, a biotechnology company, since 2012. She is also a co-founder and SAB member of Rythm Pharmaceuticals. Prior to joining MPM Capital, Dr. Stoner served in various roles, most recently as Senior Vice President of Global Clinical Development Operations at Merck Research Laboratories, since 1985. Dr. Stoner currently serves as a director of Momenta Pharmaceuticals Inc. Dr. Stoner received an M.D. from Albert Einstein College of Medicine, an M.S. in Chemistry from the State University of New York at Stony Brook and a B.S. in Chemistry from Ottawa University, Kansas. We believe Dr. Stoner is qualified to serve on our Board of Directors because of her knowledge and expertise in the development of pharmaceutical products.

ROBERT E. WARD	Age 57

Robert E. Ward has served as our President and Chief Executive Officer and as a member of our Board of Directors since December 2013. Prior to joining Radius, Mr. Ward was Vice President for Strategy and External Alliances for the New Opportunities iMed of AstraZeneca ("AZ"), a biopharmaceutical company, from 2011 to 2013. In addition, he served as Co-Chair of the Joint Development Committees in AZ's drug development partnerships with Alcon and Galderma. Prior to AstraZeneca, from 2010 to 2011, Mr. Ward was the Managing Director of Harriman Biopartners, LLC, a biopharmaceutical company, and from 2006 to 2010 he was the Vice President of Corporate Development for NPS Pharmaceuticals, a pharmaceutical company. Mr. Ward received a B.A. in Biology and a B.S. in Physiological Psychology, both from the University of California, Santa Barbara; an M.S. in Management from the New Jersey Institute of Technology; and an M.A. in Immunology from The Johns Hopkins University School of Medicine. We believe Mr. Ward is qualified to serve as a member of our Board of Directors because of his role with us and his extensive operational knowledge of, and executive level management experience in, the global biopharmaceutical industry.

2015 Proxy Statement	Radius Health, Inc.	8

PROPOSAL 1—ELECTION OF DIRECTORS

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2016 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Current Position with Radius

Alan H. Auerbach	45	2011	Director
Ansbert K. Gadicke, M.D.	56	2011	Director
Martin Münchbach, Ph.D.	44	2011	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

ALAN H. AUERBACH	Age 45

Alan H. Auerbach has served on our Board of Directors since May 2011 and served as a member of the Board of Directors of the Former Operating Company from October 2010 until the Merger. Mr. Auerbach is currently the Founder, Chief Executive Officer, President and Chairman of the Board of Puma Biotechnology, Inc., a company dedicated to in-licensing and developing drugs for the treatment of cancer and founded in 2010. Previously, Mr. Auerbach founded Cougar Biotechnology in May 2003 and served as the company's Chief Executive Officer, President and as a member of its Board of Directors until July 2009. From July 2009 until January 2010, Mr. Auerbach served as the Co-Chairman of the Integration Steering Committee at Cougar (as part of Johnson & Johnson). Mr. Auerbach received a B.S. in Biomedical Engineering from Boston University and an M.S. in Biomedical Engineering from the University of Southern California. We believe Mr. Auerbach is qualified to serve as a member of our Board of Directors because of his business and professional experience, including his leadership of Cougar Biotechnology in drug development, private and public financings and a successful sale of the business.

ANSBERT K. GADICKE, M.D.	Age 56

Ansbert K. Gadicke, M.D., has served on our Board of Directors since May 2011 and served as a member of the board of directors of the Former Operating Company from November 2003 until the Merger. Dr. Gadicke has been the Co-Founder and Managing Director of MPM Capital, a venture capital firm, since August 1996. Dr. Gadicke received an M.D. from J.W. Goethe University in Frankfurt. Dr. Gadicke is a director of OSS Healthcare, Inc., Sideris Pharmaceuticals, Inc., RWHD, Inc. and Mitokyne, Inc. He served on the board of directors of Idenix Pharmaceuticals, Inc. from 1998 to 2005, BioMarin Pharmaceuticals, Inc. from 1997 to 2001, Verastem, Inc. from 2010 to 2012, Pharmasset, Inc. from 1999 to 2007 and PharmAthene, Inc. from 2004 to 2007. We believe Dr. Gadicke is qualified to serve as a member of our Board of Directors because of his business and professional experience, including his experience in the venture capital industry and his years of analyzing development opportunities in the life sciences sector.

MARTIN MÜNCHBACH, PH.D.	Age 44

Martin Münchbach, Ph.D., has served on our Board of Directors since May 2011. Dr. Münchbach has managed BB Biotech Ventures II, a venture capital fund, since he launched it in 2004. Dr. Münchbach received a Ph.D. in Protein Chemistry, a M.Sc. in Biochemistry and a Master in Industrial Engineering and Management from the Swiss Federal Institute of Technology (ETH). Dr. Münchbach currently serves on the board of directors of Atlas Genetics LTD, BioVascular Inc., Opsana Therapeutics Ltd, Sonetik AG and Tioga Pharmaceuticals Inc, and he served as a director of Optimer Pharmaceuticals, Inc. from 2005 to 2008. We believe Dr. Münchbach is qualified to serve on our Board of Directors because of his extensive business and professional experience, including his experience in the venture capital industry, membership on various other boards of directors and scientific background.

2015 Proxy Statement	Radius Health, Inc.	9

PROPOSAL 1—ELECTION OF DIRECTORS

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2017 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Current Position with Radius

Willard H. Dere, M.D.	61	2014	Director
Kurt C. Graves	47	2011	Chairman of the Board of Directors
Anthony Rosenberg	62	2015	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

WILLARD H. DERE, M.D.	Age 61

Willard H. Dere, M.D. has served on our Board of Directors since November 2014. Dr. Dere has been Executive Director of Personalized Health at the University of Utah Health Sciences Center, and a Professor of Medicine in the School of Medicine since November 2014. He served as the Senior Vice President, Global Development at Amgen, Inc., a biopharmaceutical company, from April 2014 to October 2014, and as Chief Medical Officer at Amgen from January 2007 to April 2014. From 2004 to 2007, Dr. Dere also served as the Senior Vice President, Global Development at Amgen. Before he joined Amgen in 2003, Dr. Dere served as Vice President of Endocrine, Bone and General Medicine Research and Development at Eli Lilly and Company, a biopharmaceutical company, where he also held various other roles in clinical pharmacology, regulatory affairs, and both early-stage translational, and late-stage clinical research. Dr. Dere received B.A. degrees in history and zoology and a M.D. degree from the University of California, Davis. We believe Dr. Dere is qualified to serve as a member of our Board of Directors because of his strong medical background and extensive experience in the pharmaceutical industry.

KURT C. GRAVES	Age 47

Kurt C. Graves has served on our Board of Directors since May 2011 and as Chairman of our Board of Directors since November 2011. Mr. Graves has been the Chairman, President and Chief Executive Officer of Intarcia Therapeutics, a biotechnology company, since April 2012. Mr. Graves served as Executive Chairman of Biolex Therapeutics, a biotechnology company, from November 2010 to March 2012, and served as Executive Chairman of Intarcia Therapeutics from August 2010 to April 2012. Previously, he served as Executive Vice President, Chief Commercial Officer and Head of Strategic Development at Vertex Pharmaceuticals Inc. from July 2007 to October 2009. Prior to joining Vertex, Mr. Graves held various leadership positions at Novartis Pharmaceuticals from 1999 to June 2007. He was also the first Chief Marketing Officer for the Pharmaceuticals division from September 2003 to June 2007. He currently serves as a director of Intarcia Therapeutics, Pulmatrix Therapeutics and Achillion Pharmaceuticals. He served on the board of directors of Biolex Therapeutics and Springleaf Therapeutics from 2010 to 2012. Mr. Graves received a B.S. in Biology from Hillsdale College. We believe Mr. Graves is qualified to serve as a member of our Board of Directors because of his extensive experience in the life sciences industry, membership on various boards of directors and his leadership and management experience.

ANTHONY ROSENBERG	Age 62

Anthony Rosenberg has served on our Board of Directors since March 2015. From January 2013 to February 2015, Mr. Rosenberg served as Corporate Head of M&A and Licensing at Novartis International, a pharmaceutical company. From March 2005 to December 2012, he served as Global Head of Business Development and Licensing at Novartis Pharmaceuticals. Prior to that, Mr. Rosenberg was Global Head of the Transplant and Immunology Business Unit at Novartis Pharmaceuticals from 2000 to 2005. Mr. Rosenberg initially joined Sandoz, a predecessor to Novartis, in 1980. Mr. Rosenberg served as a director of Idenix Pharmaceuticals, Inc. from June 2009 to March 2012 and from

2015 Proxy Statement	Radius Health, Inc.	10

PROPOSAL 1—ELECTION OF DIRECTORS

December 2012 to March 2013. Mr. Rosenberg holds a B.Sc from the University of Leicester and an M.Sc in physiology from the University of London. We believe Mr. Rosenberg is qualified to serve as a member of our Board of Directors due to his extensive experience in mergers and acquisitions and licensing in the pharmaceutical sector.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

2015 Proxy Statement	Radius Health, Inc.	11

PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, and will have the opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2016. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Radius.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions will have no effect on the outcome of this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.
2015 Proxy Statement	Radius Health, Inc.	12

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed Radius's audited financial statements for the fiscal year ended December 31, 2014 and has discussed these financial statements with management and Radius's independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Radius's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

Radius's independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Radius, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Radius. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Radius's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Martin Münchbach, Ph.D. (Chair)

Owen Hughes

Elizabeth Stoner

2015 Proxy Statement	Radius Health, Inc.	13

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services (in thousands):

Fee Category	December 31, 2014	December 31, 2013

Audit Fees	$485	$383
Audit-Related Fees	225	20
Tax Fees	13	21
Total Fees	$723	$424

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements and review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q during the years ended December 31, 2014 and 2013.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." Audit-related fees reported for the years ended December 31, 2014 and 2013 relate to the review of registration statements on Form S-1 and Form S-3 and current reports on Form 8-K.

TAX FEES

Tax fees comprise fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to the review of our U.S. tax returns, accounted for $12,500 and $13,000 of the total tax fees for fiscal year 2014 and 2013, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the "Pre-Approval Policy") which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee ("specific pre-approval") or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy ("general pre-approval"). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

2015 Proxy Statement	Radius Health, Inc.	14

PROPOSAL 3 Advisory Vote on the Compensation of our Named Executive Officers

This Proposal 3 gives our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers.

As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read the "Compensation Discussion and Analysis" beginning on page 36 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders' views regarding our executive compensation programs.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Advisory Vote on the Compensation of our Named Executive Officers.
2015 Proxy Statement	Radius Health, Inc.	15

PROPOSAL 4 Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

This Proposal 4 gives our stockholders the opportunity to vote, on a non-binding basis, to advise our Board how frequently we should hold an advisory vote on the compensation of our named executive officers. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal 4, the Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore the Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote for your preferred voting frequency by choosing the option of one year, two years, three years or you may abstain from voting on this proposal.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. If no frequency receives the foregoing vote, then we will consider the frequency that receives the highest number of votes cast by the stockholders to be the frequency recommended by our stockholders. However, because this vote is advisory and not binding on the Board or the Company, the Board may decide that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends stockholders vote ONE YEAR for the frequency of future advisory votes on the compensation of our named executive officers.
2015 Proxy Statement	Radius Health, Inc.	16

PROPOSAL 5 Approval of Amendment and Restatement of 2011 Equity Incentive Plan

OVERVIEW

In this Proposal 5, we are requesting stockholders approve the amendment and restatement of the Radius Health, Inc. 2011 Equity Incentive Plan, or the 2011 Plan, to (1) increase the number of shares of Common Stock available for issuance under the 2011 Plan by 1,600,000 shares, (2) approve the material terms of performance goals that may apply to awards granted under the 2011 Plan intended to qualify as performance-based compensation under Section 162(m) of the Code, (3) remove our ability without stockholder approval to reduce the exercise price of stock options and stock appreciation rights granted under the 2011 Plan or replace those awards with other awards at a time when the exercise price of the stock option or stock appreciation right exceeds the fair market value of our Common Stock and (4) modify the share counting provisions of the 2011 Plan to remove circumstances under which shares subject to stock under the 2011 Plan may again become available for issuance so that certain shares tendered or withheld in satisfaction of withholding obligations or payment of an award's exercise price are not automatically available again for issuance under the 2011 Plan. The Board approved the amendment and restatement of the 2011 Plan on March 12, 2015 (including the performance criteria upon which performance goals may be based), subject to and effective upon stockholder approval at the annual meeting. The 2011 Plan, as amended and restated if this Proposal 5 is approved, is described in more detail below. If this Proposal 5 is not approved by our stockholders, the amendment and restatement of the 2011 Plan will not become effective, but the 2011 Plan will remain in effect in accordance with its present terms.

AMENDMENT AND RESTATEMENT OF THE 2011 PLAN

On March 12, 2015, the Board approved the amendment and restatement of the 2011 Plan, subject to and effective upon approval of the amendment and restatement by our stockholders, to permit the Company to continue using the 2011 Plan to achieve the Company's performance, recruiting, retention and incentive goals. We believe that continued use of the 2011 Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. The Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Company meet its goals.

Although we have not adopted a policy that all compensation paid to our executive officers must be deductible, the amendment and restatement of the 2011 Plan is also intended to allow us to provide performance-based compensation that will be tax deductible by us without regard to the limits of Section 162(m) of the Internal Revenue Code. Therefore, for purposes of Section 162(m), we are asking our shareholders to approve the list of performance criteria that may be used for purposes of granting awards that are intended to qualify as performance-based compensation under Section 162(m), as described below under the heading "—Performance-Based Compensation under Section 162(m) of the Code," in the event we choose to seek to structure compensation in a manner that will satisfy the performance-based compensation exception to Section 162(m). Should we choose to do so, stockholder approval of these criteria would enable us to satisfy this exception and deduct compensation associated with future performance-based awards to certain executives.

Generally, Section 162(m) limits the federal income tax deductions a publicly held company may claim for compensation in excess of $1 million paid in a given year to its chief executive officer and certain of its other most highly-compensated executive officers other than its chief financial officer (these officers are generally referred to as the "covered employees"). Performance-based compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights that may be granted under the 2011 Plan by our Compensation Committee generally should qualify as performance-based compensation. Other awards that we

2015 Proxy Statement	Radius Health, Inc.	17

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

may grant under the 2011 Plan, as amended and restated, may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the Compensation Committee. The Compensation Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For awards to qualify as performance-based compensation, they must also be in amounts that are within the individual award limits set forth in the amended and restated 2011 Plan and stockholders must approve the material terms of the performance goals every five years. Stockholder approval does not guarantee that incentive compensation that we pay to our covered employees will qualify as performance-based compensation for purposes of Section 162(m), but will permit the Compensation Committee to seek to structure incentive compensation to meet the performance-based compensation requirements if it chooses to do so. If the amendment and restatement of the 2011 Plan is not approved by the shareholders, the 2011 Plan will remain in effect in accordance with its present terms and we may continue to make grants under it.

The total number of shares reserved for issuance under the 2011 Plan before giving effect to the amendment and restatement equals the sum of (a) 3,675,446 shares and (b) any shares of Common Stock that as of November 7, 2011 were available for issuance under the Radius Health, Inc. 2003 Long-Term Incentive Plan, or the 2003 Plan, or subject to awards under the 2003 Plan which are forfeited or lapse unexercised and which are not issued under the 2003 Plan, subject to a maximum aggregate number of shares issuable under the 2011 Plan of 4,254,385. Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2011 Plan as of March 13, 2015:

Shares subject to outstanding stock option awards[1]	3,154,232
Shares issued pursuant to awards	4,596
Shares available for issuance pursuant to future awards	669,775

1
Only stock option awards are outstanding under the 2011 Plan.

For additional information regarding equity awards outstanding and available for future grants as of December 31, 2014, see "Executive Compensation—Equity Compensation Plan Information." If this Proposal 5 is approved, an additional 1,600,000 shares will become available for issuance under the 2011 Plan.

In addition, the amendment and restatement of the 2011 Plan will implement the following plan changes that we believe are consistent with best practices in equity compensation for our company:

  •
  Shares tendered or withheld in satisfaction of tax withholding obligations will no longer be "recycled" and again available for issuance under the 2011 Plan;

  •
  If previously owned shares of stock are tendered in payment the exercise price of a stock option, the full number of shares issued under the stock options (rather than the number of shares of Stock issued minus the number of shares tendered to the Company in payment of the exercise price) will be considered to have been issued under the 2011 Plan; and

  •
  We will no longer be able, without stockholder approval, to reduce the exercise price of stock options or stock appreciation rights granted under the 2011 Plan or replace those awards with other awards at a time when the exercise price of the stock option or stock appreciation right is greater than the fair market value of our Common Stock.

DETERMINATION OF ADDITIONAL SHARES UNDER THE 2011 PLAN

In determining to approve the amendment and restatement of the 2011 Plan, the Compensation Committee reviewed an analysis prepared by Radford, the Company's compensation consultant. Specifically, the Compensation Committee considered that that:

  •
  Our Company grew by 13 employees, or approximately 100% since March 2014 when we last approved an increase in the number of shares available for issuance under the 2011 Plan. While we estimate that the number
2015 Proxy Statement	Radius Health, Inc.	18

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

  of shares required to deliver market competitive equity values has decreased due to our significant stock price appreciation, we expect that our annual grant levels will increase as a result of our plan to add approximately 100 new employees in 2015.

  •
  Based on historical usage, if we do not increase the shares available for issuance under the 2011 Plan, we would expect to exhaust the available shares under the 2011 Plan during 2015, at which time we would lose an important compensation tool. If our stockholders approve the amendment and restatement, we estimate that the shares reserved for issuance under the 2011 Plan, as amended and restated, would be sufficient for approximately 1 to 2 additional years of awards, depending on projected new employee growth and assuming we continue to grant awards consistent with our historical usage and current practices. However, the share reserve under the 2011 Plan, as amended and restated, could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

  •
  Based on the Radford analysis, and our stock price and headcount growth assumptions, the projected 2015 burn rate of 4.2% and the issued stock overhang rate of 13.2% would be consistent with market competitive levels. For this purpose, "burn rate" is calculated as options granted divided by total common shares issued and outstanding for the last fiscal year, and "overhang rate" is calculated as total options outstanding, divided by total common shares issued and outstanding.

  •
  If approved, the issuance of the additional 1,600,000 shares to be reserved under the 2011 Plan represents 4.2% of the number of shares of our Common Stock outstanding as of March 13, 2015.

In consideration of these factors, and our belief that the ability to continue granting equity compensation is vital to our attracting and retaining employees, we believe that the amendment and restatement of the 2011 Plan and the size of the share reserve under the 2011 Plan after giving effect to the amendment and restatement are reasonable, appropriate and in the best interests of the company at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

SUMMARY OF THE 2011 PLAN

This section summarizes certain principal features of the 2011 Plan, as amended and restated subject to stockholder approval. The summary is qualified in its entirety by reference to the complete text of the amended and restated 2011 Plan, which is attached to this proxy statement as Exhibit A.

The 2011 Plan provides for the grant of stock options intended to qualify as incentive stock options under the Internal Revenue Code, or ISOs, to employees, and for the grant of nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, stock grants, performance units and performance awards to employees, consultants and non-employee directors, for the purposes of encouraging their ownership of our Common Stock and providing additional incentives to promote the success of our business through the grant of awards of or pertaining to the Common Stock.

Securities Subject to the 2011 Plan

If the amendment and restatement of the 2011 Plan is approved, the number of shares of Common Stock reserved for issuance under the 2011 Plan will be equal to the sum of (i) 5,275,446 shares and (ii) any shares of our Common Stock which as of the November 7, 2011 were available for issuance under the 2003 Plan or subject to awards under the 2003 Plan which are forfeited or lapse unexercised and which are not issued under the 2003 Plan, subject to a maximum aggregate number of shares issuable under the 2011 Plan of 5,854,385. The maximum number of shares that may be issued pursuant to ISOs is 5,854,385. The shares of Common Stock covered by the 2011 Plan are authorized but unissued shares, treasury shares or Common Stock purchased on the open market.

To the extent that an option or stock-settled stock appreciation right terminates, expires or lapses for any reason or is cancelled without having been exercised in full or to the extent any other award is forfeited, any shares subject to the award (to the extent of such termination, expiration, lapse, cancellation or forfeiture) may be used again for new grants under the 2011 Plan. However, the 2011 Plan does not allow the share pool available for awards to be

2015 Proxy Statement	Radius Health, Inc.	19

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

recharged or replenished with previously owned shares that are tendered to satisfy the exercise price of a stock option or shares that are tendered or withheld to satisfy a tax withholding obligation.

Individual Award Limits

The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any participant pursuant to the 2011 Plan during any calendar year is 548,245 shares of Common Stock. However, this number may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. The maximum amount that may be paid in cash to any participant during any calendar year pursuant to awards granted under the 2011 Plan that are initially payable in cash is $2,000,000.

Administration

The 2011 Plan provides that the Compensation Committee administers the 2011 Plan, although the Board may exercise any powers and responsibilities assigned to the Compensation Committee at any time. The Compensation Committee has the authority to interpret the 2011 Plan, including the power to determine eligibility, the types and sizes of awards, the price, timing and other terms and conditions of awards and the acceleration or waiver of any vesting or forfeiture restriction, subject to the limitations of the 2011 Plan. The Compensation Committee may delegate to a committee of one or more members of the Board or one or more executive officers the authority to grant awards to non-officer employees and consultants, in accordance with any guidelines as the Compensation Committee may determine.

Eligibility

Persons eligible to participate in the 2011 Plan include employees, consultants and non-employee directors of the Company and its affiliates, as determined by the Compensation Committee. As of March 13, 2015, approximately 26 employees and 8 non-employee directors were eligible to receive awards under the 2011 Plan. In addition, the Company frequently uses the services of individual consultants on an as-needed basis; however, consultants are not generally considered for awards under the 2011 Plan. As of March 13, 2015, five consultants held outstanding awards under the 2011 Plan. Only employees of the Company and certain of its parent and subsidiary corporations, should we have any in the future, are eligible to receive grants of options intended to qualify as ISOs.

No Repricings or Exchanges without Stockholder Approval

The 2011 Plan requires the Company to obtain stockholder approval prior to (a) reducing the exercise price per share of an outstanding stock option or stock appreciation right awarded under the 2011 Plan or (b) cancelling an outstanding stock option or stock appreciation right in exchange for cash or another award under the 2011 Plan at a time when the price per share of the stock option or stock appreciation right exceeds the fair market value of our Common Stock (unless the cancellation and exchange occurs in connection with a corporate transaction).

Stock Options

The 2011 Plan authorizes the grant of stock options, including ISOs and nonqualified stock options. Under the 2011 Plan, the exercise price of ISOs granted pursuant to the 2011 Plan will not be less than 100% of the fair market value of our Common Stock on the date of grant (as determined under the 2011 Plan), and the exercise price of nonqualified stock options granted pursuant to the 2011 Plan will be determined by the Compensation Committee. Stock options are subject to such vesting and exercisability conditions as are determined by the Compensation Committee and set forth in a written stock option agreement. In no event may an ISO have a term extending beyond the tenth anniversary of the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of the Company's stock are required to have an exercise price that is not less than 110% of the fair market value of our Common Stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant.

2015 Proxy Statement	Radius Health, Inc.	20

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Stock Appreciation Rights

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right. The grant price of each stock appreciation right granted under the 2011 Plan will be no less than the fair market value of a share of our Common Stock on the date of grant of the stock appreciation right (as determined under the 2011 Plan). The Compensation Committee is authorized to issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the 2011 Plan.

Restricted Stock

Restricted stock is the grant of shares of our Common Stock at a price, if any, determined by the Compensation Committee, that are nontransferable and may be subject to forfeiture until specified vesting conditions are met. Restricted stock will be evidenced by a written agreement. During the period of restriction, restricted stock is subject to restrictions and vesting requirements, as provided by the Compensation Committee. The restrictions may lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

Restricted Stock Units

A restricted stock unit provides for the issuance of a share of our Common Stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The Compensation Committee will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which payments under the restricted stock units will made, which dates may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Code. On the distribution dates, the Company will transfer to the participant one unrestricted, fully transferable share of our Common Stock (or the fair market value of one such share of Common Stock in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

Performance Units

Performance units represent the participant's right to receive an amount, based on the value of the Common Stock, if performance goals established by the Compensation Committee are achieved. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit.

Performance Awards

A performance award is a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, shares of Common Stock or a combination of both, as determined by the Compensation Committee. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award. The Compensation Committee will also determine whether performance awards are intended to be performance-based compensation with the meaning of Section 162(m) of the Code.

Stock Grants

A stock grant is a grant in the form of shares of Common Stock. The number or value of shares of any stock grant will be determined by the Compensation Committee.

Dividends, Dividend Equivalents

The 2011 Plan authorizes the Compensation Committee to provide a participant with the right to receive dividends or dividend equivalents with respect to shares of Common Stock covered by an award granted under the 2011 Plan. Dividends and dividend equivalents may be settled in cash or shares of Common Stock, as determined by the Compensation Committee.

2015 Proxy Statement	Radius Health, Inc.	21

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Payment Methods

Under the 2011 Plan, payments made upon exercise of an option may be made by cash or check, if the Common Stock is traded on an established market, through a formal cashless exercise program authorized by the Company in which a market sell order is placed with a broker with respect to shares of Common Stock then-issuable upon exercise or vesting of an award, and the broker is directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required (provided that payment of such proceeds is then made to the Company upon settlement of such sale), or , subject to the approval of the Compensation Committee: (1) by shares of Common Stock issuable pursuant to the award or previously held, or (2) by such other legal consideration deemed acceptable by the Compensation Committee.

Performance-Based Compensation under Section 162(m) of the Code

The Compensation Committee will determine whether specific performance awards are intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and will have discretion to pay compensation that is not qualified performance-based compensation and that is not tax deductible. Under Section 162(m), a "covered employee" is the Company's chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. Section 162(m) imposes a $1 million cap on the compensation deduction that the Company may take in respect of compensation paid to covered employees; however, compensation that qualifies as qualified performance-based compensation is excluded from the calculation of the $1 million cap.

In order to constitute qualified performance-based compensation under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by our Compensation Committee and based on shareholder-approved performance criteria. In asking our stockholders to approve the amendment and restatement of the 2011 Plan, we are also requesting our stockholders approve the below performance criteria to allow the Company to qualify awards as qualified performance-based compensation.

The 2011 Plan includes the following performance criteria that may be considered by the Compensation Committee when granting performance-based awards: cash flow (before or after dividends), earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), stock price, return on equity, stockholder return or total stockholder return, return on capital (including, without limitation, return on total capital or return on invested capital), return on investment, return on assets or net assets, market capitalization, economic value added, debt leverage (debt to capital), revenue, sales or net sales, backlog, income, pre-tax income or net income, operating income or pre-tax profit, operating profit, net operating profit or economic profit, gross margin, operating margin or profit margin, return on operating revenue or return on operating assets, cash from operations, operating ratio, operating revenue, market share improvement, general and administrative expenses and customer service. Any of the foregoing performance criteria may be measured with respect to us, any subsidiary, division, business unit or individual, either in absolute terms or relative to a pre-established target, to previous years' results or to a designated comparison group. The Compensation Committee will objectively define the manner of calculating the performance criteria it selects to use for awards intended to constitute qualified performance-based compensation, including whether or to what extent there will not be taken into account any of the following events that occur during a performance period: asset write-downs, litigation, claims, judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs and any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report to stockholders for the applicable year, or (C) as publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial conditions for a completed quarterly or annual fiscal period. With regard to a particular performance period, the Compensation Committee will have the discretion to select the length of the performance period, the types of performance-based awards to be granted, and the performance goals that will be used to measure the performance for the period.

2015 Proxy Statement	Radius Health, Inc.	22

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Forfeiture of Unvested Awards; Leave of Absence

Upon the termination of service of the holder of an option or stock appreciation right, unless otherwise provided by the Compensation Committee, the award generally will expire on a date not later than three months after the termination of service. Except as otherwise determined by the Compensation Committee, in the event that the employment or services of the holder of an award is terminated, the unvested portion of the award will generally be forfeited or may be subject to repurchase by the Company, and will cease to vest or become exercisable after the termination.

The Compensation Committee may provide that an award will continue to vest for some or all of the period of a leave of absence, or that vesting of an award will be tolled during a leave of absence, consistent with applicable law.

Transferability

Generally, awards under the 2011 Plan may only be transferred by will or the laws of descent and distribution, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. However, subject to certain terms and conditions, the Compensation Committee may permit a holder to transfer a nonqualified stock option or shares of restricted stock to any "family member" under applicable securities laws.

Adjustments

In the event of a declaration of a stock dividend, a stock split, a reverse stock split, a recapitalization, a reclassification, a reorganization or a similar occurrence, the Compensation Committee will make appropriate adjustments to:

  •
  the number and kind of shares available for future grants;

  •
  the number and kind of shares covered by each outstanding award;

  •
  the grant or exercise price under each outstanding award; and

  •
  the repurchase right of each share of restricted stock.

Corporate Transactions

In the event of a "change of control" of the Company (as defined in the 2011 Plan), the Compensation Committee will take any action it deems necessary or appropriate, including to accelerate an award in whole or in part. A stock appreciation right granted in tandem with a stock option that can only be exercised during limited periods following a change of control of the Company may entitle the holder to receive an amount based on the highest price paid or offered for our Common Stock in a transaction relating to the change of control or paid during the thirty-day period immediately preceding the change of control.

The Compensation Committee also has the authority under the 2011 Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Upon a liquidation or dissolution of the Company, except as otherwise provided in an applicable award agreement or another agreement between the award holder and the Company, all forfeiture restrictions and/or performance goals with respect to an award will automatically be deemed terminated or satisfied, as applicable.

Expiration, Termination and Amendment

The Board may terminate, amend or modify the 2011 Plan and the Compensation Committee may amend the terms of outstanding awards at any time, subject to the terms of the 2011 Plan. However, stockholder approval of any amendment is required to the extent necessary to comply with applicable laws or the rules of any relevant stock exchange. No amendment may impair the rights under an outstanding award without the holder's consent unless,

2015 Proxy Statement	Radius Health, Inc.	23

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

prior to a change of control, the Compensation Committee determines the amendment is required or advisable to satisfy any law or regulation or avoid adverse financial accounting consequences or that the amendment is not reasonably likely to significantly diminish the benefits provided under the award or that any such diminution has been adequately compensated.

The term of the 2011 Plan will expire on March 11, 2025, unless earlier terminated by the Board.

FEDERAL INCOME TAX CONSEQUENCES

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards of stock options granted under the 2011 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options. The grant of a non-qualified stock option under the 2011 Plan is not expected to result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is expected to be entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

Incentive Stock Options. The grant of an incentive stock option under the 2011 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a "disqualifying disposition"), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is expected to be entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by the Code and so long as the participant's total compensation is deemed reasonable in amount.

The "spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

2015 Proxy Statement	Radius Health, Inc.	24

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Stock Appreciation Rights. The grant of a stock appreciation right is expected to have no federal income tax consequences to either the participant or the Company. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to a stock appreciation right in an amount equal to the aggregate amount of cash and the fair market value of any Common Stock received. Subject to the deduction limitations described below, the employer generally is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Internal Revenue Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Internal Revenue Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The Company is expected to be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the Company is expected to be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the Company is expected to be entitled to a corresponding tax deduction equal to the dividends includible in the participant's income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The Company will generally be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units. There are expected to be no federal income tax consequences to either the participant or the Company upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the employer generally is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Performance Awards. There are expected to be no federal income tax consequences to either the participant or the Company upon the grant of performance awards. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of Common Stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the employer is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

2015 Proxy Statement	Radius Health, Inc.	25

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

Dividend Equivalents. Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the Company generally is expected to be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Limitations on the Employer's Compensation Deduction. Section 162(m) of the Internal Revenue Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by the employer's shareholders, and meets certain other criteria, as described above under the heading "—Performance-Based Compensation under Section 162(m) of the Code."

Excess Parachute Payments. Section 280G of the Internal Revenue Code limits the deduction that the Company may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the amended and restated 2011 Plan upon a change in ownership or control of the Company or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A of the Code. Section 409A of the Internal Revenue Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, "non-qualified deferred compensation" includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2011 Plan, as amended and restated, are expected to be designed in a manner intended to comply with the requirements of Section 409A to the extent the awards granted under the plan are not exempt from Section 409A. However, if the 2011 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

2015 Proxy Statement	Radius Health, Inc.	26

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2011 EQUITY INCENTIVE PLAN

PLAN BENEFITS

Awards under the 2011 Plan, as amended and restated, are subject to the discretion of the Compensation Committee and, other than awards that will be made automatically under our non-employee director compensation program if the program is not amended, no determinations have been made by the Compensation Committee as to any future awards that may be granted pursuant to the 2011 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2011 Plan. The following table sets forth, with respect to the individuals and groups identified therein, information regarding options to purchase shares of our Common Stock awarded under the 2011 Plan through March 13, 2015.

Name and Position	Stock Options Granted Since Adoption of 2011 Plan (#)[1]

Robert E. Ward, Chief Executive Officer and Director	1,051,605
B. Nicholas Harvey, Senior Vice President, Chief Financial Officer, Treasurer and Secretary	88,095
Gary Hattersley, Ph.D., Senior Vice President, Chief Scientific Officer	238,899
Alan G. Harris, M.D., Ph.D., Chief Medical Officer	231,578
Gregory Williams, Ph.D., Chief Development Officer	255,438
All current executive officers as a group (5 persons)[2]	1,865,615
All current directors who are not executive officers (8 persons)	507,570
All employees who are not current executive officers (22 persons)	489,189

1
As of March 13, 2015, options outstanding under the 2011 Plan have a weighted average exercise price of $18.08 per share and a weighted average remaining life of approximately 9 years. The market value of all shares underlying options outstanding under the 2011 Plan as of March 13, 2015 was $149.4 million, based on the closing price of our Common Stock on that date.

2
The amount does not include an option to purchase 115,000 shares of Common Stock granted to Mr. Purandare on March 18, 2014, the date he became an employee.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR the approval of the amendment and restatement of the Radius Health, Inc. 2011 Equity Incentive Plan.

STOCKHOLDER APPROVAL REQUIREMENT

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

2015 Proxy Statement	Radius Health, Inc.	27

Executive Officers and Scientific Advisory Board

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position

Robert E. Ward[1]	57	President, Chief Executive Officer and Director
B. Nicholas Harvey[2]	54	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Gary Hattersley, Ph.D.[3]	48	Senior Vice President, Chief Scientific Officer
Alan G. Harris, M.D., Ph.D.[4]	63	Chief Medical Officer
Dinesh Purandare[5]	52	Senior Vice President, Global Oncology/Commercial
Gregory Williams, Ph.D.[6]	55	Chief Development Officer

1
See biography on page 8 of this proxy statement.

2
B. Nicholas Harvey has served as our Senior Vice President, Chief Financial Officer, Treasurer and Secretary since November 2010, and served as a member of our Board of Directors from November 2010 until the consummation of the Merger in May 2011. Mr. Harvey served as the Chief Financial Officer and Senior Vice President of the Former Operating Company from December 2006 until the Merger. Mr. Harvey received a Bachelor of Economics degree and a Bachelor of Laws degree with first-class honors from the Australian National University and an M.B.A. from the Harvard Business School.

3
Gary Hattersley, Ph.D., served as our Senior Vice President of Preclinical Development from December 2011 to December 2013, and has served as Chief Scientific Officer since January 2014. He served as our Vice President of Biology from May 2011 to December 2011 and served in the same capacity at the Former Operating Company from April 2008 until the Merger. He also served in the Former Operating Company as Senior Director of Research from 2006 to 2008 and as Director of Disease Biology & Pharmacology from 2003 to 2006. Dr. Hattersley received a Ph.D. in Experimental Pathology from St. George's Hospital Medical School.

4
Alan Harris, M.D., Ph.D., has served as our Chief Medical Officer since February 2014. Prior to joining Radius, from 2012 to 2013, Dr. Harris was the Chief Medical Officer of Morria/Celsus Biopharmaceuticals, a biopharmaceutical company. Prior to that, Dr. Harris was Consultant Chief Medical Officer of Immune Pharmaceuticals, a biopharmaceutical company, from 2011 to 2012. Before joining Immune Pharmaceuticals, Dr. Harris was Vice President of Drug Development, Regenerative Medicine and Regulatory Affairs at Neostem, Inc., a biopharmaceutical company, from 2009 to 2011. During 2008, Dr. Harris was the Senior Vice President of Research and Development and the Chief Medical Officer of NPS Pharmaceuticals, a pharmaceutical company. From 2004 to 2005, Dr. Harris was Therapeutic Head of Worldwide Medical Endocrine Care for Pfizer, Inc., a pharmaceutical company. Prior to his work at Pfizer, Dr. Harris worked for nine years at Schering Plough, a pharmaceutical company, in a number of positions related to scientific and medical affairs, including Vice President of Global Health Research and Outcomes. In 2012, Dr. Harris founded SomPharmaceuticals SA, a pharmaceutical company, where he currently serves as Chairman of the Board of Directors. Dr. Harris was an associate professor of medicine at the University of California, Los Angeles from 1992 to 1994 and has been an adjunct professor of medicine endocrinology at New York University since 2003. Dr. Harris received his medical degree from the Louis Pasteur Faculty of Medicine, University of Strasbourg, France, and his Ph.D. in endocrinology from Erasmus University, Rotterdam, The Netherlands.

5
Dinesh Purandare has served as our Senior Vice President, Global Oncology/Commercial since March 2015. From October 2011 to March 2015, Mr. Purandare served as Vice President and Project Head—Global Oncology Division at Sanofi, a biopharmaceutical company. Prior to that, from March 2010 to October 2011, Mr. Purandare served as Vice President and Head of Global Marketing at Sanofi. Before joining Sanofi, Mr. Purandare was Vice President and Head of the Centre of Excellence for Oncology at GlaxoSmithKline (GSK), a pharmaceutical company, from January 2006 to February 2010, and Executive Director—Global Commercial Strategy at GSK from June 2003 to January 2006.

6
Gregory Williams, Ph.D., has served as our Chief Development Officer since January 2014. Prior to joining Radius, Dr. Williams was Vice President of Regulatory Affairs, Global Product and Clinical Development, and Program Management with The Medicines Company, a biopharmaceutical company, from 2006 to 2013. He was Vice President of Regulatory Affairs, Regulatory Compliance and Program Management for NPS Pharmaceuticals, a pharmaceutical company, from 2004 to 2006. Dr. Williams has a Ph.D. in Biopharmaceutics from Rutgers University and an M.B.A. from Cornell University.
2015 Proxy Statement	Radius Health, Inc.	28

EXECUTIVE OFFICERS AND SCIENTIFIC ADVISORY BOARD

SCIENTIFIC ADVISORY BOARD

Our management team is supported by a Scientific Advisory Board composed of leading academic and industry scientists. Our Scientific Advisory Board works with our management team in planning, development and execution of scientific, clinical, research and development, and business and operational initiatives and strategies. Our Scientific Advisory Board consists of:

Name	Position

John Katzenellenbogen, Ph.D.	Swanlund Professor of Chemistry at the University of Illinois at Urbana-Champaign
C. Richard Lyttle, Ph.D. (Chairman)	Previously President and CEO of Radius; senior roles at Wyeth, including VP of Discovery for Women's Health and Bone
Stavros C. Manolagas, M.D., Ph.D.	Professor of Medicine and Director of the Division of Endocrinology and Metabolism, University of Arkansas for Medical Sciences
John T. Potts, M.D., D.Sc.	Professor of Clinical Medicine at the Massachusetts General Hospital and Harvard Medical School; internationally recognized authority on calcium metabolism and governing hormonal mechanisms

Our management team is also supported by Michael Rosenblatt, M.D., who participates in meetings of our scientific advisory board. Dr. Rosenblatt is one of our founders and continues to contribute his academic and industry expertise as well as his scientific advice, guidance and feedback. Dr. Rosenblatt is currently the Executive Vice President and Chief Medical Officer for Merck & Co. Prior to joining Merck, Dr. Rosenblatt was Dean of Tufts University School of Medicine and before that, he was the George R. Minot Professor of Medicine at Harvard Medical School. Dr. Rosenblatt has also served as Chief of the Division of Bone and Mineral Metabolism Research at Beth Israel Deaconess Medical Center, Harvard faculty dean, senior vice president for Academic Programs at CareGroup and Beth Israel Deaconess Medical Center, and Director of the Harvard-MIT Division of Health Sciences and Technology.

2015 Proxy Statement	Radius Health, Inc.	29

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Radius. You can access our current committee charters and our Code of Business Conduct and Ethics in the "Corporate Governance" section of the "Investors" page of our website located at www.radiuspharm.com, or by writing to our Secretary at our offices at 950 Winter Street, Waltham, Massachusetts, 02451.

BOARD COMPOSITION

Our Board of Directors currently consists of nine (9) members: Alan H. Auerbach, Willard H. Dere, M.D., Ansbert K. Gadicke, M.D., Kurt C. Graves, Owen Hughes, Martin Münchbach, Ph.D., Anthony Rosenberg, Elizabeth Stoner, M.D. and Robert E. Ward. As indicated in our Restated Certificate of Incorporation, the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our Common Stock.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director's death, resignation or removal, whichever is earliest to occur.

DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that each of Alan H. Auerbach, Willard H. Dere, M.D., Ansbert K. Gadicke, M.D., Kurt C. Graves, Owen Hughes, Martin Münchbach, Ph.D., Anthony Rosenberg and Elizabeth Stoner, M.D. is an "independent director," as defined under NASDAQ rules. In evaluating and determining the independence of the directors, the Board of Directors considered the relationships that each such director has with our company and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each such director.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. In 2014 and to date in 2015, the Company engaged and paid a fee to a third party firm to identify potential director nominees. This firm assisted our Nominating and Corporate Governance Committee in identifying Willard H. Dere, M.D. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates' independence from Radius and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director. To the extent feasible, candidates are interviewed by the Nominating and Corporate Governance Committee, other members of the Board, and members of our executive management. Owen Hughes and Elizabeth Stoner, M.D., Class I director nominees elected to the Board in 2013, were both recommended by non-management directors.

2015 Proxy Statement	Radius Health, Inc.	30

CORPORATE GOVERNANCE

In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended Director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate's integrity, ethics and values; practical business judgement; experience in corporate management and finance; relevant social policy concerns; professional and academic experience relevant to our industry and operations; and experience as a board member or executive officer of another publicly held company. The Nominating and Corporate Governance Committee also considers the candidate's diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members, as well as diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director's past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Radius Health, Inc., 950 Winter Street, Waltham, Massachusetts, 02451. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the Directors as he considers appropriate.

Communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors by writing: c/o Secretary, Radius Health, Inc., 950 Winter Street, Waltham, Massachusetts, 02451.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors is currently chaired by Mr. Graves. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of the Board of Directors as a whole. As such, Mr. Ward serves as our President and Chief Executive Officer while Mr. Graves serves as the Chairman of the Board but is not an officer of the company. We expect and intend the positions of Chairman of the Board of Directors and Chief Executive Officer to continue to be held by two individuals in the future.

Our Board and Board committees have an active role in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the

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CORPORATE GOVERNANCE

management of such risks, the entire Board stays regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks affects the Board's leadership structure.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at www.radiuspharm.com in the "Corporate Governance" section of the "Investors" page. In addition, we intend to post on our website all disclosures that are required by SEC rules or NASDAQ rules concerning any amendments to, or waivers from, any provision of the code.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were seven (7) meetings of the Board of Directors during the fiscal year ended December 31, 2014. During the fiscal year ended December 31, 2014, each Director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the Director served during the period in which he or she served as a Director, except for Alan Auerbach.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

EXECUTIVE SESSIONS

As provided in our Corporate Governance Guidelines, the non-management directors meet in executive session without management directors or management present on a regularly scheduled basis, but no less than twice per year. In addition, our Corporate Governance Guidelines provide that the independent directors must also meet separately at least once per year in an executive session.

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Committees of the Board

Our Board has established four standing committees—Audit, Compensation, Nominating and Corporate Governance and Strategy—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Strategy

Alan H. Auerbach		X	X
Ansbert K. Gadicke, M.D.		Chair	X	X
Willard H. Dere, M.D.
Kurt C. Graves		X	Chair	X
Owen Hughes	X
Martin Münchbach, Ph.D.	Chair	X
Anthony Rosenberg				Chair
Elizabeth Stoner, M.D.	X
Robert E. Ward

AUDIT COMMITTEE

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

  •
  appoints, approves the compensation of, and assesses the independence of our registered public accounting firm;

  •
  oversees the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviews and discusses with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitors our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;

  •
  discusses our risk management policies;

  •
  reviews and approves or ratifies any related person transactions; and

  •
  prepares the Audit Committee Report required by SEC rules (which is included on page 13 of this proxy statement).

The members of the Audit Committee are Martin Münchbach, Ph.D., Owen Hughes and Elizabeth Stoner, M.D. Dr. Münchbach serves as chairman of the committee. Each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is able to read and understand fundamental financial statements, as required by the NASDAQ rules. In addition, our Board of Directors has determined that Dr. Münchbach is an "audit committee financial expert" as defined under the rules of the SEC and has the requisite financial sophistication as defined under the NASDAQ rules.

The Audit Committee met six (6) times during the fiscal year ended December 31, 2014.

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COMMITTEES OF THE BOARD

COMPENSATION COMMITTEE

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee:

  •
  reviews and approves, or makes recommendations to our Board with respect to, the compensation of the CEO and our other executive officers;

  •
  oversees an evaluation of our senior executives;

  •
  oversees and administers our cash and equity incentive plans;

  •
  reviews and makes recommendations to our Board with respect to Director compensation;

  •
  reviews and discusses annually with management our "Compensation Discussion and Analysis"; and

  •
  prepares the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.radiuspharm.com. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Alan H. Auerbach, Ansbert K. Gadicke, M.D., Kurt Graves and Martin Münchbach, Ph.D. Dr. Gadicke serves as the chairman of the committee. Our Board has determined that each member of the Compensation Committee is independent under the NASDAQ rules, including the NASDAQ rules specific to compensation committee independence.

The Compensation Committee met five (5) times during the fiscal year ended December 31, 2014.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee, among other things:

  •
  identifies individuals qualified to become Board members;

  •
  recommends to our Board the persons to be nominated for election as directors and to be appointed to each of the Board's committees;

  •
  reviews and makes recommendations to the Board with respect to management succession planning; and

  •
  develops and recommends to the Board corporate governance guidelines.

Our Nominating and Corporate Governance Committee consists of Kurt C. Graves, Alan H. Auerbach and Ansbert K. Gadicke, M.D. Mr. Graves serves as the chairman of the committee.

The Nominating and Corporate Governance Committee met one (1) time during the fiscal year ended December 31, 2014.

STRATEGY COMMITTEE

The Strategy Committee, among other things:

  •
  reviews and provides guidance to management and the Board with respect to our basic strategy and business model;

  •
  assists management and the Board in discussions on material changes in strategy, as they may evolve;
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COMMITTEES OF THE BOARD

  •
  periodically reviews with management prospective candidates for corporate strategic transactions, when and as appropriate; and

  •
  advises management on the most effective and appropriate communication of its strategic initiatives with external constituencies, including but not limited to investors, financial institutions and potential collaborators.

Our Strategy Committee consists of Ansbert K. Gadicke, M.D., Kurt C. Graves and Anthony Rosenberg. Mr. Rosenberg serves as the chairman of the committee.

The Strategy Committee met one (1) time during the fiscal year ended December 31, 2014.

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Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below during 2014, including the elements of our compensation program for named executive officers, material compensation decisions made under that program during 2014 and the material factors considered in making those decisions.

Our named executive officers for the year ended December 31, 2014 are:

  •
  Robert E. Ward, Chief Executive Officer and Director

  •
  B. Nicholas Harvey, Senior Vice President, Chief Financial Officer, Treasurer and Secretary

  •
  Gary Hattersley, Ph.D., Senior Vice President, Chief Scientific Officer

  •
  Alan G. Harris, M.D., Ph.D., Chief Medical Director

  •
  Gregory Williams, Ph.D., Chief Development Officer

Compensation Philosophy and Objectives

We intend that total compensation for our named executive officers reflect a "pay for performance" compensation philosophy. Total compensation is allocated between compensation elements, taking into consideration the balance between providing short-term incentives and long-term investment in our financial performance, in a manner intended to align the interests of our named executive officers with the interests of our stockholders, reward value creation and provide competitive pay and benefits to our named executive officers. Variable incentive compensation is a key component of our compensation strategy and helps to ensure that total compensation reflects the overall success or failure of our company.

To achieve our compensation objectives, the Company provides executives with a total compensation package consisting primarily of the following fixed and variable compensation elements:

Compensation Element	Purpose

Base Salary	Recognize performance of job responsibilities and attract and retain individuals with superior talent
Annual Cash Incentive Plan	Provide short-term incentives to attain financial measures
Equity Incentive Awards	Promote the maximization of stockholder value by aligning the interests of employees and stockholders

Determination of Compensation Awards

Historically, we have not had any formal policy for determining the compensation of named executive officers. Our Compensation Committee has principal authority for determining and approving, or recommending to our Board for approval, the compensation awards available to our named executive officers and is charged with reviewing our executive compensation policies and practices to ensure adherence to our compensation philosophies and objectives. In determining 2014 executive compensation, the Compensation Committee consulted with our President and Chief Executive Officer and utilized the services of a third-party compensation consultant. Refer to "Role of Compensation Consultant in Determining Executive Compensation" and "Role of Chief Executive Officer in Determining Executive Compensation" below for additional information.

We believe that direct ownership in our company provides our named executive officers with a strong incentive to increase the value of our company. We do not currently have any formal stock ownership guidelines but we have historically encouraged equity ownership by named executive officers through awards of stock options. We believe these awards align our named executive officers' interests with our stockholders' interests.

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EXECUTIVE COMPENSATION

Role of Compensation Consultant in Determining Executive Compensation

When making compensation decisions in 2014, our Compensation Committee considered advice and data provided by Radford, an Aon company. Radford did not report directly to the Compensation Committee and was retained by the Company at the recommendation of management to provide the Compensation Committee with peer group and market information that the Compensation Committee used when determining whether our executive compensation is competitive, commensurate with the executive officers' responsibilities and consistent with market trends in executive compensation practices for companies. Radford also provides services to us that are unrelated to executive compensation. The Compensation Committee does not believe Radford's work in 2014 raised a conflict of interest.

In connection with the Compensation Committee's review of our executive compensation programs in December 2014, Radford conducted and presented to the Compensation Committee a competitive assessment of our compensation program for executive officers with respect to pay philosophies, pay mix, cash and equity-linked compensation. In performing this competitive assessment, Radford used a peer group selected by the Compensation Committee in consultation with Radford based on revenue, industry and executive role considerations. The peer group was comprised of the following twenty publicly traded companies in the pharmaceutical, biotechnology and life sciences industries that represent competitors for executive talent and capital:

• Acceleron Pharma	• New Link Genetics
• Aerie Pharmaceuticals	• OncoMed Pharmaceuticals
• Ambit Biosciences	• Ophthotech
• Auspex Pharmaceuticals	• Portola Pharmaceuticals
• Bluebird Bio	• Sage Therapeuticals
• Celldex Therapeutics	• Synta Pharmaceuticals
• Chimerix	• Tesaro
• Enanta Pharmaceuticals	• Tetraphase Pharmaceuticals
• Flexion Therapeutics	• Xencor
• Infinity Pharmaceuticals	• Ziopharm Oncology

Radford observed that the companies in the peer group generally target the market 50th percentile for cash compensation and at or above the market 50th percentile for equity compensation.

Based upon Radford's and management's recommendations and the exercise by the Compensation Committee's members of their industry knowledge and business judgment, the Compensation Committee determined it was appropriate to adopt a policy of targeting base salary and total cash compensation at the 50th percentile of the peer group and targeting long-term equity incentives at the 50th to 75th percentile of the peer group.

Role of Executive Officers in Determining Executive Compensation

Our President and Chief Executive Officer made recommendations to the Compensation Committee to assist it in determining 2014 compensation levels. In addition, our President and Chief Executive Officer provided the Compensation Committee with a review of the performance of the other executive officers. While the Compensation Committee utilized this information and valued management's observations with regard to compensation, the ultimate decisions regarding 2014 executive compensation were made by the Compensation Committee or the Board upon the recommendation of the Compensation Committee.

Components of Compensation

Our executive compensation program utilizes three primary pay components: base salary, annual performance-based cash incentive awards and periodic equity-based incentives, typically in the form of stock options.

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EXECUTIVE COMPENSATION

Base Salary

Base salaries for our named executive officers were initially established through arm's length negotiation at the time an executive was hired. In connection with the hiring of Drs. Harris and Williams in 2014, the Compensation Committee assessed market survey data based on the experience of the Compensation Committee members in order to develop a compensation package, including their annual base salaries, that the Compensation Committee believed necessary to attract and retain the employment of Drs. Harris and Williams.

The Compensation Committee periodically reviews and evaluates, with input from our President and Chief Executive Officer other than with respect to his own salary, the need for adjustment of the base salaries of named executive officers based on changes and expected changes in the scope of an executive's responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive's performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry. No specific weight is assigned to any of these criteria.

In connection with his promotion to Senior Vice President, Chief Scientific Officer in December 2013, Dr. Hattersley received an increase in his base salary of approximately 13%, effective December 20, 2013. In addition, Dr. Harris received a 5% increase in his base salary, effective June 15, 2014, in connection with his promotion to Chief Medical Officer. These increases were intended to reflect the increased scope and complexity of each named executive officer's responsibilities and to maintain market-competitive salaries.

In connection with the December 2014 executive compensation review, the Compensation Committee prospectively increased each named executive officer's base salary in order to maintain a competitive executive compensation package, recognize increased responsibilities associated with our growth as a public company and implement the pay philosophy of targeting executive officer base salaries at a level approximating the 50th percentile of the peer group described above. These base salary increases became effective January 1, 2015.

The following table sets forth the base salaries of our named executive officers for 2013, 2014 and 2015.

Name	2013 Base Salary	2014 Base Salary	Percent Change[1]	2015 Base Salary	Percent Change[1]

Robert E. Ward	$450,000	$450,000	0%	$477,700	6%
B. Nicholas Harvey	$296,159	$296,159	0%	$313,900	6%
Alan Harris	N/A	$341,250	N/A	$368,800	8%
Gary Hattersley	$266,315	$300,000	13%	$343,100	14%
Gregory Williams	N/A	$325,000	N/A	$351,000	8%

1
Represents the percentage change in base salary from the prior year.

Annual Performance-Based Cash Incentives

We believe that the payment of annual, performance-based cash compensation provides incentives necessary to retain executive officers and reward them for short-term company performance. Each named executive officer is eligible to receive an annual performance-based cash bonus based on achievement of performance goals developed by our Compensation Committee or Board with input from our President and Chief Executive Officer. Each named executive officer has a target annual bonus award amount, expressed as a percentage of the named executive officer's base salary. After the year is completed, the Compensation Committee reviews actual performance against the stated goals and determines subjectively what it believes to be the appropriate level of cash bonus, if any, for the named executive officers. For 2014, the actual bonus amounts for our named executive officers were approved by our Board based on Compensation Committee recommendations.

The 2014 target bonus percentages for the named executive officers other than Dr. Hattersley and Mr. Harvey were established through arm's length negotiation at the time the given executive was hired. Dr. Hattersley's and Mr. Harvey's 2014 target bonus percentages were maintained at their 2013 levels. Mr. Harvey was also eligible to receive a one-time bonus in an amount of up to $50,000 upon the closing of our initial public offering, with the

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EXECUTIVE COMPENSATION

actual amount of the bonus determined by our Chief Executive Officer in his discretion. This bonus was intended to reward Mr. Harvey's contributions to our successful offering.

Our corporate, financial and operational goals for our 2014 fiscal year were:

  •
  completion of an initial public offering;

  •
  delivery of high quality top-line results from our abaloparatide-SC Phase 3 clinical trial;

  •
  commencement of a Phase 1b clinical trial of RAD1901 in metastatic breast cancer patients;

  •
  development and approval by our strategy committee of strategic financing plans;

  •
  achievement of financial health consistent with the Board's expectations; and

  •
  development of organizational capability to achieve 2015 corporate goals.

In December 2014, the Compensation Committee determined all of the foregoing goals were met and, with respect to the closing of an initial public offering, financial health, and RAD1901 and abaloparatide clinical trials, were substantially exceeded. The Compensation Committee then reviewed each individual named executive officer's performance within his area of responsibility and, based on the performance against our corporate goals and the collective business judgment and industry experience of the individual Compensation Committee members, recommended to our Board, and our Board approved, the bonuses for our named executive officers set forth in the table below. Mr. Ward's annual bonus reflects that he was eligible to have a one-time discretionary multiplier of up to 200% applied to his annual bonus as a result of our initial public offering. Based on the foregoing considerations, the Board determined to apply a discretionary multiplier of 180% to what would otherwise have been Mr. Ward's 2014 bonus.

	2014 Target Bonus		2014 Actual Bonus

Name	% of Base Salary	$	% of Base Salary	$

Robert E. Ward	50%	225,000	113%	$506,250
B. Nicholas Harvey	30%	88,848	38%	$111,060
Alan Harris	30%	102,375	32%	$109,307
Gary Hattersley	30%	90,000	60%	$180,000
Gregory Williams	30%	97,500	60%	$195,000

In connection with the December 2014 executive compensation review, the Compensation Committee approved a 5% increase in each named executive officer's annual bonus target for 2015. These increases were based upon recommendations by Radford and management and were intended to help the Company maintain a competitive executive compensation package and implement the pay philosophy of targeting total cash compensation for executive officers at a level approximating the 50th percentile of the peer group described above.

Equity-Based Awards

Our Compensation Committee believes that employees in a position to make a substantial contribution to the long-term success of our company should have a significant and ongoing stake in our success. Equity awards not only compensate but also motivate and encourage retention of key employees by providing an opportunity for the recipients to participate in the ownership of the company. In addition, we believe equity awards align the interests of key employees with the interests of our stockholders.

We have historically made initial awards of stock options to named executive officers upon their commencing employment with us and from time to time thereafter as the Board or Compensation Committee determined appropriate to motivate, retain and reward the named executive officers for their performance and our success. Stock options have been tied to both time and performance based vesting conditions. Generally, our time-based stock options vest as to 25% of the underlying shares on the first anniversary of the date of grant (or employment commencement for initial awards) and in 36 monthly installments during the three years thereafter, subject to the

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EXECUTIVE COMPENSATION

holder's continued service through the vesting date. Our performance-based stock options are eligible to vest based on achievement key performance milestones selected by our Board or Compensation Committee with the intent of increasing stockholder value and encouraging long-term commitment to our success. Time-based awards may also be subject to accelerated vesting upon achievement of performance conditions.

We have not historically had any formal policy for determining the number of equity-based awards to grant to named executive officers. Rather, the Compensation Committee has evaluated various factors when making its determination, including the base salary and target annual cash incentive opportunity of the named executive officer, the value of total compensation package the committee deems appropriate to attract and retain highly qualified named executive officers in light of the competitive environment, a named executive officer's ability to influence and create long-term stockholder value and, with respect to awards granted to named executive officers from time to time after they have commenced employment, the equity-based holdings of the named executive officer and the individual's personal experience and performance in recent periods.

In connection with the December 2014 executive compensation review, the Compensation Committee implemented a policy of targeting equity compensation for executive officers at the 50th to 75th percentile of the peer group described above. This policy was developed based on recommendations by Radford and management and was intended to help the Company maintain a competitive executive compensation package and more closely align the interests of named executive officers with the interests of stockholders by encouraging increased named executive officer equity holdings.

We granted stock options to all of our named executive officers during 2014. Mr. Ward, Dr. Harris and Dr. Williams each received stock option awards in 2014 in recognition of their commencing employment with us. The terms of these awards were negotiated at arm's length with the named executive officers at the time they were hired. Dr. Hattersley received a stock option award in connection with his promotion to Senior Vice President, Chief Scientific Officer and in recognition of the increased scope and complexity of his responsibilities. In addition, all of the named executive officers received stock option awards following the December 2014 executive compensation review in recognition of the Company's strong 2014 performance and to implement the policy of targeting equity compensation for executive officers at the 50th to 75th percentile of the peer group described above.

The following table sets forth the terms of the stock options granted to our named executive officers during 2014:

Name	Grant Purpose	Grant Date	Number of Option Awards Granted

Robert E. Ward	Commencement of Employment	2/16/2014	42,631	[1]
	Commencement of Employment	2/16/2014	793,974	[2]
	Implementation of Target Equity Policy	12/17/2014	215,000	[3]
B. Nicholas Harvey	Implementation of Target Equity Policy	12/17/2014	50,000	[3]
Alan Harris	Commencement of Employment	6/5/2014	131,578	[4]
	Promotion	6/19/2014	50,000	[5]
	Implementation of Target Equity Policy	12/17/2014	50,000	[3]
Gary Hattersley	Promotion	6/5/2014	120,614	[6]
	Implementation of Target Equity Policy	12/17/2014	100,000	[3]
Gregory Williams	Commencement of Employment	2/16/2014	175,438	[7]
	Implementation of Target Equity Policy	12/17/2014	80,000	[3]

1
The stock option was eligible to vest as to 100% of the underlying shares on the 60th day following Mr. Ward's commencing employment and became fully vested on April 17, 2014.

2
This stock option was eligible to vest as to 25% of the underlying shares on the first anniversary of Mr. Ward's commencing employment and as to 1/48 of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting as to 25% of the original number of underlying shares upon occurrence of any of the following events, with the 25% portion taken pro rata from the unvested shares subject to the option and the remaining unvested shares continuing to vest as described in the previous sentence: (a) a qualified initial public offering during the first year of the employment term, (b) our submitting a New Drug Application ("NDA") for abaloparatide with the Food and Drug Administration ("FDA") and the FDA accepting the application during the employment term and (c) our obtaining FDA approval for abaloparatide during the employment term. Our initial public offering in June 2014 constituted a qualified public offering under the agreement, and 25% of the shares subject to the option vested when the offering closed.
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EXECUTIVE COMPENSATION

3
This stock option vests as to 25% of the underlying shares on December 17, 2015, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

4
This stock option vests as to 25% of the underlying shares on February 21, 2015, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

5
This stock option vests as to 25% of the underlying shares on June 19, 2015, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

6
This stock option vested as to 25% of the underlying shares on December 23, 2014 and will vest and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

7
This stock option vests 25% of the underlying shares on January 6, 2015, and as to 6.25% of the underlying shares on the first day of each calendar quarter thereafter.

All of the awards detailed above were granted with an exercise price equal to fair market value, which before our initial public offering was determined by our board of directors, and subsequent to our initial public offering was based upon the closing price of our common stock on the option grant date. For a discussion of the impact that certain terminations of employment or a change in control of our Company would have on the vesting of these awards, please see "—Potential Payments upon Termination or Change in Control."

Retirement Programs

We maintain a tax-qualified 401(k) defined contribution plan in which substantially all of our full-time employees, including our named executive officers, are eligible to participate. We currently provide an employer matching contribution equal to 100% of a participant's eligible contributions of up to 3% of eligible compensation, subject to limits established by the Internal Revenue Code. All matching contributions are fully vested when made. Our 401(k) plan is intended to provide our employees, including our named executive officers, with an opportunity for tax-efficient savings and long-term financial security. We do not maintain any defined benefit pension plans, non-qualified deferred compensation plans or other special or supplemental executive retirement programs.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short- and long-term disability and life insurance, to the same extent as our other full-time employees, with the exception of maximum coverage limits under our life insurance plan, subject to the terms and eligibility requirements of those plans. We believe that the availability of our broad-based employee benefit programs enhances employee morale and loyalty. We do not generally provide perquisites or other personal benefits or tax "gross-ups" or reimbursements to named executive officers, although we have from time to time reimbursed relocation expenses for executive officers who we require to relocate when performing their duties for us.

Employment and Severance Arrangements

We consider maintenance of a strong management team essential to our success. To that end, the Company recognizes that the uncertainty which may exist among management with respect to their "at-will" employment with us could result in the departure or distraction of management personnel to our detriment. Accordingly, our Board and Compensation Committee have determined that severance arrangements are appropriate to encourage the continued attention and dedication of certain members of our management team and to allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment. Each of our named executive officers has entered into an employment agreement or offer letter that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of our Company, as described below under "—Potential Payments upon Termination or Change in Control." In addition, all of our named executive officers have executed confidentiality and non-competition agreements pursuant to which the named executive officers have agreed not to disclose our confidential information during or after their employment with us or compete with us or solicit our customers or employees for a period of one year following termination.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

2014 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[3]	All Other Compensation ($)[4]	Total ($)

Robert E. Ward	2014	450,000	—	7,469,189	506,250	8,832	8,434,271
President, Chief Executive Officer and Director	2013	18,750	—	—	—	—	18,750
	2012	—	—	—	—	—	—
B. Nicholas Harvey	2014	296,159	50,000	842,265	111,060	8,484	1,307,968
Senior Vice President, Chief Financial Officer,	2013	296,159	—	—	97,732	1,305	395,196
Treasurer and Secretary	2012	296,159	—	—	59,232	1,305	356,696
Alan Harris[5]	2014	287,576	—	1,692,034	109,307	24,371	2,113,288
Executive Medical Officer	2013	—	—	—	—	—	—
	2012	—	—	—	—	—	—
Gary Hattersley	2014	300,936	—	2,234,180	180,000	8,160	2,723,276
Senior Vice President, Chief	2013	266,315	—	—	112,500	360	379,175
Scientific Officer	2012	253,633	—	—	76,090	360	330,083
Gregory Williams[6]	2014	321,307	—	2,162,393	195,000	8,829	2,687,529
Chief Development Officer	2013	—	—	—	—	—	—
	2012	—	—	—	—	—	—

1
For Mr. Harvey, the amount shown represents a discretionary bonus received as a result of his efforts during our initial public offering.

2
Represents the aggregate grant date fair value of stock options awards made during the year computed in accordance with FASB ASC Topic 718. For additional information, including the assumptions used when valuing the awards, refer to note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 10, 2015.

3
Represents bonus amounts earned under our annual performance-based cash bonus program.

4
The amount for Mr. Ward includes $1,032 for life insurance premiums paid by us and $7,800 in employer matching contributions made pursuant to our 401(k) plan. The amount for Mr. Harvey includes $684 for life insurance premiums paid by us and $7,800 in employer matching contributions made pursuant to our 401(k) plan. The amount for Dr. Harris, includes $15,251 of reimbursements made in connection with Dr. Harris' relocation during 2014, $7,800 of matching contributions made pursuant to our 401(k) plan and $1,320 for life insurance premiums paid by us. The amount for Dr. Hattersley includes $360 for life insurance premiums paid by us and $7,800 in employer matching contributions made pursuant to our 401(k) plan. The amount for Dr. Williams includes $1,029 for life insurance premiums paid by us and $7,800 in employer matching contributions made pursuant to our 401(k) plan.

5
Dr. Harris become an employee in February 2014.

6
Dr. Williams become an employee in January 2014.
2015 Proxy Statement	Radius Health, Inc.	42

EXECUTIVE COMPENSATION

2014 Grants of Plan-Based Awards

The following table sets forth information relating to stock options granted pursuant to our equity incentive plans and cash bonus opportunity awarded for 2014 to each of our named executive officers.

		Approval	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option
Name	Grant Date	Date	Threshold ($)	Target ($)	Maximum ($)	Options (#)[2]	($/Sh)[3]	Awards[4]

Robert E. Ward
Cash Bonus	N/A	N/A		225,000
Options	2/16/2014	2/16/2014				42,631	7.80	160,075
	2/16/2015	2/16/2015				793,974	7.80	3,687,374
	12/17/2014	12/17/2014				215,000	30.97	3,621,740
B. Nicholas Harvey
Cash Bonus	N/A	N/A		88,848
Options	12/17/2014	12/17/2014				50,000	30.97	842,265
Alan Harris
Cash Bonus	N/A	N/A		102,375
Options	6/5/2014	3/31/2014				131,578	8.00	599,614
	6/19/2014	6/19/2014				50,000	8.78	250,155
	12/17/2014	12/17/2014				50,000	30.97	842,265
Gary Hattersley
Cash Bonus	N/A	N/A		90,000
Options	6/5/2014	3/31/2014				120,614	8.00	549,650
	12/17/2014	12/17/2014				100,000	30.97	1,684,530
Gregory Williams
Cash Bonus	N/A	N/A		97,500
	2/16/2014	2/16/2014				175,438	7.80	814,769
Options	12/17/2014	12/17/2014				80,000	30.97	1,347,624

1
Represent awards under our annual performance-based bonus program. For 2014, the bonus target for Mr. Ward was 50% of base salary and the bonus target for each of Messrs. Harvey, Harris, Hattersley and Williams was 30% of base salary. Mr. Ward was also eligible to have a one-time discretionary multiplier of up to 200% applied to his 2014 annual bonus in our Board's discretion. Refer to our 2014 Summary Compensation Table for the amounts actually paid to the named executive officers for 2014 bonuses and to "Compensation Discussion and Analysis—Elements of Compensation—Annual Performance-Based Cash Incentives" for additional information about our annual bonus program.

2
Includes stock options granted under the 2011 Equity Incentive Plan.

3
The price included in this column reflects the per share exercise price of each option, which is equal to the closing price of our Common Stock on the date of grant for options granted after our initial public offering and the fair market value of our Common Stock, as determined by our Board, on the date of grant for options granted before our initial public offering.

4
Represents the grant date fair value of stock options awards made during the year computed in accordance with FASB ASC Topic 718. For additional information, including the assumptions used when valuing the awards, refer to note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 10, 2015.
2015 Proxy Statement	Radius Health, Inc.	43

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2014 Fiscal Year End

The following table sets forth information relating to stock options outstanding as of December 31, 2014 that were granted pursuant to our 2003 Equity Incentive Plan and 2011 Equity Incentive Plan to our named executive officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Robert E. Ward
	42,631	—		—	7.80	2/15/2024
	347,363	446,611	[1]	—	7.80	2/15/2024
	—	215,000	[2]	—	30.97	12/16/2024
B. Nicholas Harvey
	23,416	—		—	2.05	7/12/2017
	27,778	—		—	2.74	5/8/2018
	11,838	—		—	2.74	12/3/2018
	30,953	7,142	[3]	—	7.34	11/6/2021
	—	50,000	[2]	—	30.97	12/16/2024
Alan Harris
	—	131,578	[4]	—	8.00	6/4/2024
	—	50,000	[5]	—	8.78	6/18/2024
	—	50,000	[2]	—	30.97	12/16/2024
Gary Hattersley
	2,375	—		—	3.42	2/15/2016
	10,428	—		—	2.05	7/12/2017
	13,333	—		—	2.74	5/8/2018
	5,683	—		—	2.74	12/3/2018
	14,857	3,428	[6]	—	7.34	11/6/2021
	30,153	90,461	[7]	—	8.00	6/4/2024
	—	100,000	[8]	—	30.97	12/16/2024
Gregory Williams
	—	175,438	[9]	—	7.80	2/15/2024
	—	80,000	[2]	—	30.97	12/16/2024

1
This stock option vested as to 25% of the underlying shares upon consummation of our initial public offering on June 6, 2014 and as to an additional 18.75% of the underlying shares on December 16, 2014. The remainder of the stock option vests in substantially equal installments on the 16th day of each of the 36 consecutive months beginning January 16, 2015. The option is also eligible for accelerated vesting as to 25% of the original number of underlying shares upon occurrence of any of the following events, with the 25% portion taken pro rata from the unvested shares subject to the option and the remaining unvested shares continuing to vest as described in the previous sentence: (a) our submitting a New Drug Application ("NDA") for abaloparatide with the Food and Drug Administration ("FDA") and the FDA accepting the application during the employment term, and (b) our obtaining FDA approval for abaloparatide during the employment term. In addition, if a change in control occurs during the employment term, 50% of the outstanding unvested shares subject to the option as of the date of the change in control will become fully vested, and the option is eligible for accelerated vesting in connection with certain terminations of Mr. Ward's employment, as described in "Potential Payments upon Termination of Change in Control" below.

2
This stock option vests as to 25% of the underlying shares on December 17, 2015, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination of Change in Control" below.

3
This stock option vested as to 6.25% of the underlying shares on October 1, 2011 and as to 6.25% of the underlying shares on the first day of each calendar quarter thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination of Change in Control" below.

4
This stock option vests as to 25% of the underlying shares on February 21, 2015, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination of Change in Control" below.
2015 Proxy Statement	Radius Health, Inc.	44

EXECUTIVE COMPENSATION

5
This stock option vests as to 25% of the underlying shares on June 19, 2015, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination of Change in Control" below.

6
This stock option vested as to 6.25% of the underlying shares on October 1, 2011 and as to 6.25% of the underlying shares on the first day of each calendar quarter thereafter.

7
This stock option vested as to 25% of the underlying shares on December 23, 2014, and will vest as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

8
This stock option vests as to 25% of the underlying shares on December 17, 2015, and as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter.

9
This stock option vests 25% of the underlying shares on January 6, 2015, and as to 6.25% of the underlying shares on the first day of each calendar quarter thereafter. The option is eligible for accelerated vesting in connection with a change in control or certain terminations of the named executive officer's employment as described in "Potential Payments upon Termination of Change in Control" below.

2014 Options Exercised and Stock Vested

None of our named executive officers exercised stock options or vested in stock awards during 2014.

2014 Pension Benefits Table

None of our named executive officers participated in any defined benefit pension plans in 2014.

2014 Nonqualified Deferred Compensation Table

None of the named executive officers participated in any non-qualified deferred compensation plans in 2014.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of our company. The amount of compensation payable to each named executive in these situations is described below.

Employment Agreements

Each of our named executive officers has entered into an employment agreement or offer letter that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of our Company.

Robert E. Ward

On December 16, 2013, we entered into an employment agreement with Mr. Ward, pursuant to which Mr. Ward serves as our President and Chief Executive Officer. The agreement provides for an initial base salary of $450,000 and the opportunity to earn an annual cash incentive award based on performance with a target value equal to 50% of Mr. Ward's annual base salary. In addition, Mr. Ward was eligible to have a one-time discretionary multiplier of up to 200% applied to his annual bonus, as determined by the Board, in the first year in which we consummate an initial public offering with gross proceeds of at least $50 million, which we refer to as a "qualified initial public offering", or a strategic partnership, collaboration or licensing transaction relating to abaloparatide that the Board determines in its discretion constitutes a significant transaction. For information regarding the multiplier the Board elected to apply to Mr. Ward's 2014 annual bonus due to the completion of our initial public offering in 2014, refer to "Compensation Discussion and Analysis—Elements of Compensation—Annual Performance-Based Cash Incentives."

In the event Mr. Ward's employment is terminated by us without cause or due to Mr. Ward's resignation for good reason, then subject to his executing a general release of claims and continued compliance with the terms of his employee confidentiality and non-compete agreement, Mr. Ward will be entitled to receive:

  •
  base salary continuation payments for 12 months;
2015 Proxy Statement	Radius Health, Inc.	45

EXECUTIVE COMPENSATION

  •
  payment of continued medical care premiums for up to 12 months;

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum;

  •
  a pro-rata portion of his bonus for the performance year in which Mr. Ward's termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on Mr. Ward's target bonus, in either case, payable in a lump sum; and

  •
  25% of the shares subject to the option to purchase 793,974 shares of our common stock granted to Mr. Ward on February 16, 2014 will accelerate and Mr. Ward will have up to nine months following the termination of his employment to exercise the option.

If Mr. Ward's employment is terminated without cause or due to his resignation for good reason within 24 months following a change in control, then subject to his executing a general release of claims and continued compliance with the terms of his employee confidentiality and non-compete agreement, in lieu of the above severance benefits, Mr. Ward will be entitled to receive:

  •
  base salary continuation payments for 18 months;

  •
  payment of continued medical care premiums for up to 18 months;

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum;

  •
  payment of his target annual bonus for the year in which termination occurs; and

  •
  accelerated vesting of all outstanding Company equity awards and up to nine months following the termination of his employment to exercise those awards.

If Mr. Ward's employment terminates due to his death or disability, he will be entitled to receive:

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum; and

  •
  a pro-rata portion of his bonus for the performance year in which Mr. Ward's termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on Mr. Ward's target bonus, in either case, payable in a lump sum.

For purposes of Mr. Ward's employment agreement:

  •
  "cause" is generally defined to include: (i) commission of an act of fraud, embezzlement or theft against the Company or its subsidiaries; (ii) conviction of, or a plea of no contest to, a felony; (iii) willful nonperformance (other than by reason of illness) of material duties as an employee of the Company, which, to the extent curable, is not cured within 30 days after receiving written notice; (iv) material breach of the employment agreement or any other material agreement between the executive and the Company or any of its subsidiaries, which, to the extent curable, is not cured within 30 days after receiving written notice; or (v) the gross negligence, willful misconduct or any other act of willful disregard for the Company's or any of its subsidiaries' best interests, which, to the extent curable, is not cured within 30 days after receiving written notice;

  •
  "good reason" is generally defined to include, if the executive has provided timely notice, the Company has failed within 30 days to cure the condition, if curable, and the executive timely resigns, the following occurrences without the executive's consent: (i) a material reduction in base salary or target bonus, (ii) a material diminution in duties, title, responsibilities or authority; (iii) a requirement to report to a corporate officer or employee instead of reporting directly to the Board, other than any such requirement following a change in control, (iv) a material breach of the employment agreement, (v) a requirement that the Executive relocate to a principal place of employment more than seventy-five (75) miles from Cambridge, Massachusetts; or (vi) the Company's
2015 Proxy Statement	Radius Health, Inc.	46

EXECUTIVE COMPENSATION

  removal or failure to appoint the Executive as a member of the Board, other than following a change in control; and

  •
  "change in control" means a change of control within the meaning of our 2011 Equity Incentive Plan.

B. Nicholas Harvey

On November 15, 2006, we entered into an employment letter agreement with Mr. Harvey pursuant to which he serves as our Senior Vice President and Chief Financial Officer. The agreement provides for an initial base salary of $250,000 and the opportunity to earn an annual cash incentive award based on performance with a target value equal to 30% of Mr. Harvey's annual base salary.

Mr. Harvey's agreement also provides that if his employment is terminated without cause or he resigns with good reason, he will receive:

  •
  base salary continuation for 6 months;

  •
  payment of continued medical care premiums for up to 6 months; and

  •
  vesting of all options which would have vested in the 6 months following such termination.

In addition, Mr. Harvey's employment agreement entitles him to accelerated vesting of 50% of his then unvested options if our Company is acquired.

For purposes of Mr. Harvey's employment agreement:

  •
  "cause" is defined as: (i) a willful act that constitutes misconduct or fraud that is injurious to the Company; (ii) conviction of a felony; (iii) an uncured material breach of the employment agreement or any other agreement between the executive and the Company; (iv) insubordination; (v) failure or unwillingness to comply with the Company's policies in effect from time to time that are applicable to all of the Company's employees; or (vi) any breach of the executive's fiduciary duties to the Company; and

  •
  "good reason" means any action by us without the executive's consent which results in (i) the executive's removal as the Chief Financial Officer of the Company; (ii) a reduction to base salary; or (iii) requiring the executive to relocate to another office or facility outside the greater Boston area or more than 50 miles from location of the Company's Cambridge, Massachusetts office as of the effective date of the agreement.

Alan G. Harris, M.D., Ph.D.

On February 21, 2014, we entered into an employment letter agreement with Dr. Harris pursuant to which he serves as our Chief Medical Officer for an unspecified term. The agreement entitles Dr. Harris to receive an initial annual base salary of $325,000 and the opportunity to earn an annual cash incentive award targeted at 30% of his base salary.

In the event we terminate Dr. Harris's employment without cause or he resigns for good reason, subject to his executing a release of claims, Dr. Harris will be entitled to receive:

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs that our Board has determined to award to him, payable in a lump sum;

  •
  a prorated annual bonus for the year in which his termination occurs if our Board determines to award him a bonus;

  •
  nine months of base salary continuation payments; and

  •
  payment of medical care premiums necessary for him to continue participating in our group medical plan for up to six months following his termination.
2015 Proxy Statement	Radius Health, Inc.	47

EXECUTIVE COMPENSATION

If Dr. Harris' termination without cause or resignation for good reason occurs within the 12 months following a change of control, he is entitled to the amounts indicated above except that the prorated annual bonus for the year of termination will be based on his target bonus amount and, in addition, he will receive accelerated vesting of all outstanding Company equity awards.

For purposes of Dr. Harris' employment agreement:

  •
  "cause" is defined in substantially the same manner as in Ward's employment agreement, excluding Mr. Ward's cure rights;

  •
  "good reason" is defined to include, if the executive has provided timely notice, the Company has failed within 30 days to cure the condition, if curable, and the executive timely resigns, the following occurrences without the executive's consent: (i) a failure by the Company to comply with any of the provisions of the employment agreement relating to base salary, annual bonus or equity compensation under the employment agreement, excluding for such purpose any isolated, insubstantial, and inadvertent action not taken in bad-faith and which is remedied by the Company promptly after receipt of written notice thereof from the executive; (ii) a material diminution in the executive's duties, responsibilities or authority; and (iii) a material breach by the Company of any material written agreement between the Company and the executive; and

  •
  "change in control" means a change of control within the meaning of our 2011 Equity Incentive Plan.

Gary Hattersley, Ph.D.

On November 14, 2003, we entered into an employment letter agreement with Dr. Hattersley pursuant to which he serves as our Senior Vice President, Chief Scientific Officer. Under the agreement, as amended on July 21, 2008, upon termination of employment without cause, and subject to his executing a release of claims, Dr. Hattersley is entitled to six months of base salary continuation payments and reimbursement for the portion of COBRA premium that would have been paid by the Company had he remained employed by the Company for a six month period.

Gregory Williams, Ph.D.

On January 3, 2014, we entered into an employment letter agreement with Dr. Williams pursuant to which he serves as our Chief Development Officer for an unspecified term. The agreement entitles Dr. Williams to receive an initial annual base salary of $325,000 and the opportunity to earn an annual cash incentive award targeted at 30% of his base salary.

In the event we terminate Dr. Williams's employment without cause or he resigns for good reason, both as defined in his employment letter agreement, subject to his executing a release of claims, Dr. Williams will be entitled to receive:

  •
  any unpaid annual bonus for the year prior to the year in which his termination occurs that our Board determines to award, payable in a lump sum

  •
  a prorated annual bonus for the year in which his termination occurs if our Board determines to award him a bonus;

  •
  nine months of base salary continuation payments; and

  •
  payment of medical care premiums necessary for him to continue participating in our group medical plan for up to six months following his termination.

If Dr. Williams' termination without cause or resignation for good reason occurs within the 12 months following a change of control, he will be entitled to the amounts indicated above except that the prorated annual bonus for the year of termination will be based on his target bonus amount and, in addition, he will receive accelerated vesting of all outstanding Company equity awards.

For purposes of Mr. Williams' employment agreement:

  •
  "cause" is defined in substantially the same manner as in Mr. Ward's employment agreement; and
2015 Proxy Statement	Radius Health, Inc.	48

EXECUTIVE COMPENSATION

  •
  "good reason" and "change in control" are defined in substantially the same manner as in Dr. Harris's employment letter agreement.

Calculation of Potential Payments upon Termination or Change in Control

The following table shows potential payments to our named executive officers under the various severance and other arrangements and agreements that were in effect on December 31, 2014 for various scenarios involving a change in control or termination of employment, assuming a December 31, 2014 termination or transaction date and, where applicable, using the closing price of our Common Stock of $38.91 (as reported on the NASDAQ Global Market as of December 31, 2014):

	Form of Payment
Name/Triggering Event	Cash Severance ($)	Prorated Bonus ($)[1]	Benefit Continuation ($)	Equity Awards ($)[2]	Company Provided Life Insurance ($)[14]	Total($)

Robert E. Ward[3]
Change in Control[4]	—	—	—	6,947,034	—	6,947,034
Death/Disability[5]	—	506,250	—	—	250,000	756,250
Retirement	—	—	—	—	—	—
Involuntary Termination[6]	450,000	506,250	28,038	6,175,133	—	7,159,421
Termination after Change in Control[7]	675,000	225,000	42,057	15,601,168	—	16,543,225
B. Nicholas Harvey
Change in Control[8]	—	—	—	311,236	—	311,236
Death/Disability	—	—	—	—	523,000	523,000
Retirement	—	—	—	—	—	—
Involuntary Termination[9]	148,080	—	14,019	150,332	—	312,431
Termination after Change in Control[9]	148,080	—	14,019	150,332	—	312,431
Alan Harris
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	250,000	250,000
Retirement	—	—	—	—	—	—
Involuntary Termination[10]	255,938	109,307	8,248	—	—	373,493
Termination after Change in Control[11]	255,938	102,375	8,248	5,970,576	—	6,337,137
Gary Hattersley
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	250,000	250,000
Retirement	—	—	—	—	—	—
Involuntary Termination[12]	150,000	—	—	—	—	150,000
Termination after Change in Control	—	—	—	—	—	—
Gregory Williams
Change in Control[13]	—	—	—	2,728,938	—	2,728,938
Death/Disability	—	—	—	—	650,000	650,000
Retirement	—	—	—	—	—	—
Involuntary Termination[10]	243,750	195,000	—	—	—	438,750
Termination after Change in Control[11]	243,750	97,500	—	6,093,076	—	6,434,326

1
Because this table assumes, the given event occurred on December 31, 2014, the prorated amounts shown in this column reflect the full 2014 bonuses. Actual bonus payments in the given circumstances would be prorated based on the portion of the year elapsed on date the event occurred.

2
Reflects the excess of the market price of $38.91 of our Common Stock on December 31, 2014 over the exercise price of the stock option, multiplied by the number of unvested shares which vest upon the given event.

3
If any amounts payable to Mr. Ward in connection with a change in control would be subject to excise taxes under Section 4999 of the Internal Revenue Code, the amounts will be reduced to the extent the reduction results in Mr. Ward retaining a larger after-tax amount of such payments or benefits than would be retained absent the reduction. The amounts shown in this table for Mr. Ward assume no reduction would apply.

4
Upon a change in control, 50% of the then-unvested shares subject to the option to purchase 793,974 shares granted to Mr. Ward on February 2, 2014 would vest.

5
Upon Mr. Ward's termination due to death or disability, Mr. Ward would be entitled to a prorated portion of his bonus for the performance year in which the termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on target bonus, in either case, payable in a lump sum.

6
Upon Mr. Ward's termination without cause or resignation for good reason, Mr. Ward would be entitled to (a) base salary continuation payments for 12 months, (b) payment of continued medical care premiums for up to 12 months, (c) any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum, (d) a pro-rata portion of his bonus for the performance year in which termination occurs, based on actual performance or, if the termination occurs on or before to the date upon which performance goals for the bonus are established, on target bonus, in either case, payable in a lump sum, and (e) accelerated vesting of 25% of the shares subject to the option to purchase 793,974 shares of our common stock granted to Mr. Ward on February 16, 2014 and up to nine months following the termination of his employment to exercise the option.
2015 Proxy Statement	Radius Health, Inc.	49

EXECUTIVE COMPENSATION

7
Upon Mr. Ward's termination without cause or resignation for good reason within 24 months following a change in control, Mr. Ward would be entitled to receive (a) base salary continuation payments for 18 months, (b) payment of continued medical care premiums for up to 18 months, (c) any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum, (d) payment of his target annual bonus for the year in which termination occurs and (e) accelerated vesting of all outstanding Company equity awards and up to nine months following the termination to exercise those awards.

8
If our company is acquired, 50% of Mr. Harvey's then unvested Company stock options will vest.

9
Upon Mr. Harvey's termination without cause or resignation for good reason, whether or not in connection with a change in control, Mr. Harvey would be entitled to (a) base salary continuation payments for 6 months, (b) payment of continued medical care premiums for up to 6 months and (c) vesting of all stock options which would have vested in the 6 months following such termination.

10
Upon the named executive officer's termination without cause or resignation for good reason, the named executive officer would be entitled to (a) any unpaid annual bonus for the year prior to the year in which his termination occurs that our Board awards (or in Mr. Harris's case, has determined to award) him, payable in a lump sum, (b) a prorated annual bonus for the year in which his termination occurs if our Board determines to award him a bonus, (c) nine months of base salary continuation payments and (d) payment of medical care premiums necessary for him to continue participating in our group medical plan for up to six months following his termination.

11
Upon the named executive officer's termination without cause or resignation for good reason within 12 months following a change in control, the named executive officer would be entitled to (a) any unpaid annual bonus for the year prior to the year in which his termination occurs that our Board awards (or in Mr. Harris's case, has determined to award) him, payable in a lump sum, (b) a prorated target bonus for the year in which his termination occurs, (c) nine months of base salary continuation payments, (d) payment of medical care premiums necessary for him to continue participating in our group medical plan for up to six months following his termination and (e) accelerated vesting of all outstanding Company equity awards.

12
Upon termination of employment without cause, Dr. Hattersley is entitled to six months of base salary continuation payments and reimbursement for the portion of COBRA premium that would have been paid by the Company had he remained employed by the Company for a six month period.

13
Upon a change in control, 50% of the then-unvested shares subject to the option to purchase 175,438 shares granted to Dr. Williams on February 16, 2014 would vest.

14
Represents amounts that would be payable under Company provided life insurance policies upon the named executive officer's death.

COMPENSATION RISK ASSESSMENT

We have analyzed the potential risks arising from our compensation policies and practices and determined that there are no such risks that are reasonably likely to have a material adverse effect on the company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by security holders	3,220,380	$13.58	980,740
Equity compensation plans not approved by security holders	—	—	—
Total	3,220,380	$13.58	980,740

2015 Proxy Statement	Radius Health, Inc.	50

Director Compensation

2014 DIRECTOR COMPENSATION

Directors who are also employees of our Company do not receive compensation for their service on the Board. Our non-employee directors are eligible for compensation under a compensation program that became effective in June 2014 upon the listing of our common stock on a national securities exchange. The Board may amend or terminate the program at any time. The program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors' interests with those of our stockholders.

Under the program, non-employee directors receive a cash retainer for service on the Board and for service on each committee of which the director is a member. Cash retainers are payable quarterly in arrears and prorated for partial periods of service. The annual retainers paid under the program for 2014 were as follows:

Non-Employee Director:	$25,000
Chair of Audit Committee:	$10,000
Chair of Compensation Committee:	$10,000
Chair of Strategy Committee:	$10,000
Chair of Nominating and Corporate Governance Committee:	$5,000
Audit Committee Member (other than Chair):	$5,000
Compensation Committee Member (other than Chair):	$5,000
Nominating and Corporate Governance Committee Member (other than Chair):	$5,000
Strategy Committee Member (other than Chair):	$5,000
Independent Chairman:	$5,000

The non-employee director compensation program also provides awards of stock options. Each Non-employee director initially elected or appointed to serve on our Board after the program's effective date is granted an option to purchase 30,000 shares of our common stock on the date the director commences service. The option vests in substantially equal installments on each of the first four anniversaries of the date of grant, subject to the recipient's continued service as a non-employee director through each vesting date. In addition, each non-employee director who has been serving on the Board as a non-employee director for at least six months as of the date of our annual stockholder meeting is granted an option to purchase 15,000 shares of our common stock on the date of the annual meeting. The option vests in full on the earlier to occur of (i) the first anniversary of the date of grant and (ii) the date of the annual meeting immediately following the date of grant, subject in each case to continued service through the vesting date. All options held by our non-employee directors vest upon a change in control, as the term is defined in our 2011 Equity Incentive Plan.

In addition, our Board elected to grant stock option awards outside of the non-employee director compensation program to certain of our non-employee directors during 2014. On the date of the effectiveness of our registration statement on Form S-1 relating to our initial public offering, we awarded Mr. Graves an option to purchase 65,789 shares of our Common Stock and Mr. Hughes an option to purchase 32,894 shares of our Common Stock. These options had exercise prices equal to the per share initial public offering price of our Common Stock and vest as to 25% of the underlying shares on the first anniversary of June 5, 2015 and in 36 substantially equal monthly installments thereafter. In addition, on December 17, 2014, we awarded each of our then-current non-employee directors other than Dr. Dere an option to purchase 30,000 shares of Common Stock for an exercise price per share equal the fair market value of the Common Stock based on our closing price on the NASDAQ Global Market. These options were fully vested on the date of grant.

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

2015 Proxy Statement	Radius Health, Inc.	51

DIRECTOR COMPENSATION

2014 Director Compensation Table

The following table provides information concerning the compensation of each non-management Director who served on our Board during the year ended December 31, 2014. Information regarding the compensation of Mr. Ward may be found above under "Executive Compensation."

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)[1]		Other Compensation ($)[2]	Total ($)

Alan H. Auerbach	21,405	424,428	[4]	—	445,833
Willard H. Dere, M.D.[3]	4,167	312,078	[5]	—	316,245
Ansbert K. Gadicke, M.D.	23,707	424,428	[4]	—	448,135
Kurt C. Graves	27,291	724,235	[6]	—	751,526
Owen Hughes	18,645	574,329	[7]	—	592,974
Morana Jovan-Embiricos, Ph.D.	17,051	424,428	[4]	41,860	483,339
Martin Münchbach, Ph.D.	20,928	424,428	[4]	—	445,356
Elizabeth Stoner, M.D.	16,562	424,428	[4]	—	440,990

1
Represents the grant date fair value of stock options awards made during the year computed in accordance with FASB ASC Topic 718. For additional information, including the assumptions used when valuing the awards, refer to note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 10, 2015.

  The following table shows the number of option awards (both vested and unvested) and unvested stock awards held by each non-employee director as of December 31, 2014:

Name	Option Awards (#)	Stock Awards (#)	Total (#)

Alan H. Auerbach	142,572	—	142,572
Willard H. Dere, M.D.	30,000	—	30,000
Ansbert K. Gadicke, M.D.	30,000	—	30,000
Kurt C. Graves	208,361	—	208,361
Owen Hughes	62,894	—	62,894
Morana Jovan-Embiricos, Ph.D.	30,000	—	30,000
Martin Münchbach, Ph.D.	30,000	—	30,000
Elizabeth Stoner, M.D.	56,315	—	56,315

2
Represents consulting fees paid to Dr. Jovan-Embiricos in 2014. For additional information, see "Certain Relationships and Related Party Transactions, and Director Independence—Transactions with Director" below. Dr. Jovan-Embiricos resigned from our Board on February 27, 2015.

3
Dr. Dere joined our Board on November 1, 2014.

4
Mr. Auerbach, Dr. Gadicke, Dr. Jovan-Embiricos, Dr. Münchbach and Dr. Stoner were each granted one option award on December 17, 2014 that had a grant date fair value of $424,428.

5
Dr. Dere was granted an option award on November 1, 2014 that had a grant date fair value of $312,078.

6
Mr. Graves was granted option awards on June 5, 2014 and December 17, 2014 that had grant date fair values of $299,807 and $424,428, respectively.

7
Mr. Hughes was granted option awards on June 5, 2014 and December 17, 2014 that had grant date fair values of $149,901 and $424,428, respectively.
2015 Proxy Statement	Radius Health, Inc.	52

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors of Radius Health, Inc.

Alan H. Auerbach
Ansbert K. Gadicke, M.D. (chairman)
Kurt C. Graves
Martin Münchbach, Ph.D.

2015 Proxy Statement	Radius Health, Inc.	53

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth information, as of March 13, 2015, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers and all Directors and executive officers as a group. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 13, 2015 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Radius Health, Inc., 950 Winter Street, Waltham, Massachusetts, 02451. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED

5% or greater stockholders:
Entities affiliated with MPM Capital[1]	6,009,773	15.8%
200 Clarendon St., 54th Fl. Boston, MA 02116
FMR LLC[2]	3,983,044	10.5%
245 Summer Street Boston, MA 02110
Biotech Growth N.V.[3]	2,883,563	7.6%
Asset Management BAB N.V. Ara Hill Top Building, Unit A-5 Pletterijweg Oost 1 Curaçao, Dutch Caribbean
C.C. Consulting A/S4	2,409,659	6.4%
Herlev Hovedgade 207 2730 Herlev Denmark
Brookside Capital Partners Fund, L.P.[5]	1,943,241	5.1%
c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116

2015 Proxy Statement	Radius Health, Inc.	54

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED

Directors and Named Executive Officers:
Alan H. Auerbach[6]	142,572	*
Willard H. Dere, M.D.	—	0.0%
Ansbert K. Gadicke, M.D.[7]	6,039,773	15.9%
Kurt C. Graves[8]	142,572	*
Alan Harris, M.D., Ph.D.[9]	38,376	*
B. Nicholas Harvey[10]	111,902	*
Gary Hattersley Ph.D.[11]	89,165	*
Owen Hughes[12]	30,000	*
Martin Münchbach, Ph.D.[13]	1,472,537	3.9%
Anthony Rosenberg	—	0.0%
Elizabeth Stoner, Ph.D.[14]	56,315	*
Robert E. Ward[15]	439,618	1.1%
Gregory Williams, Ph.D.[16]	54,824	*
All directors and executive officers as a group (14 individuals)	8,617,654	21.9%

*
Less than one percent.

1
Includes 212,101 shares of Common Stock beneficially owned by MPM BioVentures III, L.P., or BV III, 3,154,676 shares of Common Stock beneficially owned by MPM BioVentures III-QP, L.P., or BV III QP, 266,599 shares of Common Stock beneficially owned by MPM BioVentures III GmbH & Co. Beteiligungs K.G., or BV III KG, 95,246 shares of Common Stock beneficially owned by MPM BioVentures III Parallel Fund, L.P., or BV III PF, 61,054 shares of Common Stock beneficially owned by MPM Asset Management Investors 2003 BVIII LLC, or AM LLC, and 2,220,097 shares of Common Stock beneficially owned by MPM Bio IV NVS Strategic Fund, L.P., or MPM NVS. MPM BioVentures III GP, L.P., or BV III LP, and MPM BioVentures III LLC, or BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG and BV III PF. MPM BioVentures IV GP LLC, or BV IV GP, and MPM BioVentures IV LLC, or BV4LLC, are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Series A Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D/A filed with the SEC on May 7, 2013.

2
FMR LLC, Edward C. Johnson 3d, Abigail P. Johnson and Select Biotechnology Portfolio are each the beneficial owners of 3,983,044 shares of our Common Stock. FMR LLC has sole voting power over 441,500 shares of Common Stock and sole dispositive power over 3,983,044 shares of Common Stock, and Edward C. Johnson 3d and Abigail P. Johnson have sole voting and dispositive power over 3,983,044 shares of Common Stock. Select Biotechnology Portfolio has sole voting power over 2,917,993 shares of Common Stock. Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on March 10, 2015.

3
Biotech Growth N.V., or Biotech Growth, is a wholly-owned subsidiary of BB Biotech AG, or BB Biotech. Biotech Growth and BB Biotech share voting and dispositive power over the shares. Beneficial ownership information is based on a Schedule 13D/A filed with the SEC on June 12, 2014.

4
Claus Christiansen, MD, and Bente Riis Christiansen each own 50% of C.C. Consulting A/S ("C.C. Consuling") and share all voting and investment power with respect to these shares. The entities and individuals mentioned above disclaim beneficial ownership of the share except to the extent of their pecuniary interest therein. Beneficial ownership information is based on a Schedule 13D/A filed with the SEC on June 16, 2014.

5
Brookside Capital Investors, L.P., or Brookside Investors, is the sole general partner of Brookside Capital Partners Fund, L.P., or Partners Fund. Brookside Capital Management, LLC is the sole general partner of Brookside Investors. Brookside Investors, Partners Fund and Brookside Capital Management, LLC have shared voting and dispositive power of the shares. Beneficial ownership information is based on information known to us and a Schedule 13D/A filed with the SEC on June 10, 2014.

6
Consists of 142,572 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.

7
Includes 30,000 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015, 212,101 shares of Common Stock beneficially owned by MPM BioVentures III, L.P., or BV III, 3,154,676 shares of Common Stock beneficially owned by MPM BioVentures III-QP, L.P., or BV III QP, 266,599 shares of Common Stock beneficially owned by MPM BioVentures III GmbH & Co. Beteiligungs K.G., or BV III KG, 95,246 shares of Common Stock beneficially owned by MPM BioVentures III Parallel Fund, L.P., or BV III PF, 61,054 shares of Common Stock beneficially owned by MPM Asset Management Investors 2003 BVIII LLC, or AM LLC, and 2,220,097 shares of Common Stock beneficially owned by MPM Bio IV NVS Strategic Fund, L.P., or MPM NVS. MPM BioVentures III GP, L.P., or BV III LP, and MPM BioVentures III LLC, or BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG and BV III PF. MPM BioVentures IV GP LLC, or BV IV GP, and
2015 Proxy Statement	Radius Health, Inc.	55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  MPM BioVentures IV LLC, or BV4LLC, are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Series A Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, James Paul Scopa and Vaughn M. Kailian are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D/A filed with the SEC on May 7, 2013.

8
Consists of 142,572 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.

9
Consists of 38,376 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.

10
Includes 98,745 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on January 27, 2012.

11
Consists of 89,165 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.

12
Consists of 30,000 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.

13
Consists of 30,000 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015 and 1,442,537 shares of Common Stock beneficially owned by BB Biotech Ventures II L.P ("BBBV LP"). BB Biotech Ventures GP (Guernsey) Limited ("BBV Limited") is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG ("BAM AG"), advises Asset Management BAB N.V. who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to us and a Schedule 13D/A filed with the SEC on February 27, 2014 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Münchbach.

14
Consists of 56,315 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.

15
Consists of 439,618 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.

16
Consists of 54,824 options to purchase our Common Stock anticipated to be exercisable within 60 days after March 13, 2015.
2015 Proxy Statement	Radius Health, Inc.	56

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

Our Board of Directors has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related party had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party.

Under the policy, management is required to present to the Audit Committee each proposed related party transaction. The Audit Committee reviews the relevant facts and circumstances of each such transaction and either approves or disapproves the transaction. If advance Audit Committee approval of a related party transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee's next regularly scheduled meeting. Any related party transaction must be approved or ratified by the Audit Committee in order to be consummated or continue, as applicable. Management is responsible for updating the Committee as to any material changes to any approved or ratified related party transaction and for providing a status report at least annually of all current related party transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related party transaction for which he or she is a related party.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.

STOCKHOLDERS AGREEMENT

We entered into a stockholders' agreement in May 2011, amended and restated this agreement in February 2014 and further amended and restated this agreement in April 2014, which agreement became effective in connection with our IPO. We refer to this agreement as our New Stockholders' Agreement.

  •
  Registration rights.  The New Stockholders' Agreement provides our stockholders with certain resale, demand and piggback registration rights as described further in the New Stockholders' Agreement.

  •
  Indemnification in connection with registration rights.  The New Stockholders' Agreement contains customary cross-indemnification provisions, pursuant to which we are obligated by the terms and conditions of the New Stockholders' Agreement to indemnify any selling stockholders in a public offering in the event of material misstatements or omissions in a registration statement attributable to us, and the selling stockholders are obligated to indemnify the us for material misstatements or omissions attributable to them.
2015 Proxy Statement	Radius Health, Inc.	57

CERTAIN RELATIONSHIPS

SERIES B-2 PREFERRED STOCK FINANCING

In February and March 2014, certain accredited investors entered into a Series B-2 Convertible Preferred Stock and Warrant Purchase Agreement, pursuant to which we issued (i) 448,060 shares of series B-2 convertible preferred stock and (ii) warrants to purchase up to a total of 491,293 shares of common stock at an exercise price of $14.004 per share, in exchange for total gross proceeds of approximately $27.5 million. The following table sets forth the number of shares of our series B-2 convertible preferred stock and common stock warrants that were issued:

Name	Shares of Series B-2 Preferred Stock	Common Stock Warrants

F2 Biosciences IV, L.P.	227,938	249,932
F2 Bio Ventures V, L.P.	110,713	121,396
Biotech Growth N.V.	65,125	71,409
Brookside Capital Partners Fund, L.P.	26,864	29,456
BB Biotech Ventures II, L.P.	12,211	13,389
Ipsen Pharma SAS	3,581	3,926
Raymond F. Shinazi	1,628	1,785
Total	448,060	491,293

INITIAL PUBLIC OFFERING

F2 Biosciences VI, L.P., Biotech Growth N.V. and Brookside Capital Partners Fund, L.P. purchased 587,500, 1,000,000 and 500,000 shares, respectively, in our initial public offering in June 2014, for a total value of $4,700,000, $8,000,000 and $4,000,000, respectively.

TRANSACTION WITH DIRECTOR

On January 23, 2014, we entered into a consulting agreement, which we call the Orbit Agreement, with Orbit Advisors Limited, a Swiss company, or Orbit, and Morana Jovan-Embiricos, Ph.D., a member of our Board of Directors until February 2015. The Orbit Agreement was effective as of January 22, 2014. Pursuant to the Orbit Agreement, Orbit agreed to provide financial and strategic consulting services as may be requested by Radius, and such other consulting services as may be reasonably requested by Radius, from time to time during the term. We agreed to pay Orbit an aggregate consulting fee in cash of $400,000 in four equal installments of $100,000 on each of January 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014. The Orbit Agreement contained customary provisions, applicable to both Orbit and Dr. Jovan-Embiricos, as Orbit's representative under the Orbit Agreement, regarding the treatment of the Company's confidential information and assignment of inventions, as well as an obligation of Orbit and Dr. Jovan-Embiricos to not solicit, during the term and for a period of one year thereafter, any person or entity engaged by us as an employee, customer or supplier, or consultant or advisor to us, to terminate that party's relationship with us. On February 27, 2014, we entered into a letter agreement terminating the Orbit Agreement.

2015 Proxy Statement	Radius Health, Inc.	58

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2014, except that the following forms were filed late: one Form 3 for Mark Durand; one Form 4 (reporting one transaction) for Willard H. Dere, M.D.; one Form 4 (reporting two transactions) for Martin Münchbach, Ph.D.; one Form 4 (reporting four transactions) for Morana Jovan-Embiricos; one Form 4 (reporting five transactions) for Biotech Growth N.V. and BB Biotech AG; one Form 4 (reporting four transactions) for Brookside Capital Management, LLC and affiliated entities; one Form 4 (reporting four transactions) for F2 Capital Ltd and Katherine Priestley; and one Form 4 (reporting one transaction) for Nordic Bioscience Clinical Development VII A/S.

2015 Proxy Statement	Radius Health, Inc.	59

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2014, Alan H. Auerbach, Ansbert K. Gadicke, Kurt C. Graves and Martin Münchbach, Ph.D. served as members of our Compensation Committee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2014.

2015 Proxy Statement	Radius Health, Inc.	60

Stockholders' Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 950 Winter Street, Waltham, Massachusetts, 02451 in writing not later than November 26, 2015.

Stockholders intending to present a proposal at the 2016 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2016 Annual Meeting of Stockholders no earlier than the close of business on January 8, 2016 and no later than the close of business on February 7, 2016. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2016 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 7, 2016, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business on the 90th day prior to the 2016 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder's compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

2015 Proxy Statement	Radius Health, Inc.	61

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

2015 Proxy Statement	Radius Health, Inc.	62

Radius's Annual Report on Form 10-K

A copy of Radius's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 13, 2015 without charge upon written request addressed to:

  Radius Health, Inc.
  Attention: Secretary
  950 Winter Street
  Waltham, Massachusetts 02451

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 at www.radiuspharm.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

B. Nicholas Harvey, Secretary

Waltham, Massachusetts
March 25, 2015

2015 Proxy Statement	Radius Health, Inc.	63

Exhibit A

RADIUS HEALTH, INC.
2011 EQUITY INCENTIVE PLAN
(AS AMENDED AND RESTATED)

1.     Purpose

        This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.     Definitions

        As used in the Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

        2.1.  Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

        2.2.  Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

        2.3.  Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Performance Awards, Restricted Stock, Restricted Stock Units, or Stock Grants.

        2.4.  Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

        2.5.  Board means the Company's Board of Directors.

        2.6.  Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

          (a)   a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction, or

          (b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities unless pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board recommends such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

          (c)   over a period of thirty-six (36) consecutive months or less there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board, or

          (d)   a majority of the Board votes in favor of a decision that a Change of Control has occurred.

In addition and not withstanding the foregoing, if a Change of Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

        2.7.      Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.8.      Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.9.      Company means Radius Health, Inc., a corporation organized under the laws of the State of Delaware.

        2.10.    Effective Date means November 7, 2011.

        2.11.     Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

        2.12.    Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.13.     Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        2.14.    Nonstatutory Option means any Option that is not an Incentive Option.

        2.15.     Option means an option to purchase shares of Stock.

        2.16.    Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

        2.17.     Participant means any holder of an outstanding Award under the Plan.

        2.18.    Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

        2.19.    Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

        2.20.    Performance Award means a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Stock or a combination of both, awarded under Section 7.6.

        2.21.    Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

        2.22.    Plan means this 2011 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

        2.23.    Prior Plan means Company's 2003 Long Term Incentive Plan, as amended from time to time.

        2.24.    Public Trading Date means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

        2.25.    Qualified Performance-Based Awards means Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.26.    Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

        2.27.    Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

        2.28.    Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

        2.29.    Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

        2.30.    Stock means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

        2.31.     Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

        2.32.    Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

        2.33.     Stockholders' Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

        2.34.    Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.     Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time prior to March 12, 2025. Awards granted pursuant to the Plan shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options may only be granted through the tenth anniversary of the earlier of the adoption of the Plan by the Board and the approval of the Plan by the Company's stockholders, however, and any Awards granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval.

4.     Stock Subject to the Plan

        At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed the sum of (a) 5,275,446 shares of Stock, and (b) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; subject, however, to the provisions of Section 8 of the Plan. The maximum number of shares of Stock that may be issued pursuant to or subject to outstanding Awards, including Incentive Options, is 5,854,385 (subject to the provisions of Section 8 of the Plan). For purposes of applying the limitations set forth in this Section 4, settlement of any Award shall not count against the such limitations except to the extent settled in the form of Stock and, without limiting the generality of the foregoing, if any Option or Stock-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value as a means of effecting a forfeiture, the shares of Stock not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury or shares purchased on the open market.

5.     Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder. The Committee may, to the extent permitted under applicable laws, rules and regulations (including the requirements of any stock exchange upon which the Stock is then listed), from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to the Plan; provided, however, that unless otherwise determined by the Committee, in no event shall an officer of the Company be delegated the authority to grant Awards to or amend Awards held by (a) individuals who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, or (b) officers or directors of the Company to whom authority to grant or amend Awards has been delegated hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.     Authorization of Grants

        6.1.    Eligibility.    The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

        6.2.    Non-Employee Director Awards.    The Committee may grant Awards to non-employee members of the Board, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the "Non-Employee Director Equity Compensation Policy"). The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to non-employee members of the Board, the number of shares of Stock to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion.

        6.3.    General Terms of Awards.    Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

        6.4.    Effect of Termination of Employment, Etc.    Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason, including because of an Affiliate ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than three months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three months or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant's return from leave, if ever.

        6.5.    Non-Transferability of Awards.    Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

        6.6.    Additional Limits.    In no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 548,245 shares of Stock (subject to adjustment pursuant to Section 8 of the Plan, except that any such adjustment shall not apply for the purpose of Awards to covered employees within the meaning of Section 162(m) of the Code intended to be or otherwise qualifying as Qualified Performance-Based Awards), and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan under Section 4); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which the Public Trading Date occurred; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent required by Section 162(m) of the Code, shares of Stock subject to Awards which are canceled shall continue to be counted against the limits set forth herein.

7.     Specific Terms of Awards

        7.1.   Options.

          (a)    Date of Grant.    The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b)    Exercise Price.    The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (c)    Option Period.    No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (d)    Exercisability.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e)    Method of Exercise.    An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

            (i)    by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

            (ii)   by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

            (iii)  such other legal consideration deemed acceptable by the Committee.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company), such that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale. Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for, or shall record using the book entry procedures of the Company, the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

        (f)    Limit on Incentive Option Characterization.    An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

        (g)    Notification of Disposition.    Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.2.  Stock Appreciation Rights.

        (a)    Tandem or Stand-Alone.    Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

        (b)    Exercise Price.    Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

        (c)    Other Terms.    Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

        7.3.  Restricted Stock.

        (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

        (b)   Issuance of Certificates; Book Entry Shares. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the Company shall make a book entry. Such certificate or book entry shall be registered in the name of such Participant, and, if applicable, shall bear or refer to an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

  The shares evidenced hereby are subject to the terms and conditions of the Radius Health, Inc. 2011 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Radius Health, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced hereby upon written request and without charge.

        (c)    Escrow of Shares.    The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

        (d)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

        (e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.    Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

        (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the book entry evidencing the shares of Stock for which the Restricted Period has lapsed promptly shall reflect such expiration. In the event share certificates are issued to evidence Restricted Stock, then upon the request of a Participant no more than once per year, the certificates evidencing such shares shall be delivered to the Participant.

        7.4.  Restricted Stock Units.

        (a)    Character.    Each Restricted Stock Unit shall entitle the recipient to one or more shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

        (b)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        7.5.  Performance Units.

        (a)    Character.    Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

        (b)    Earning of Performance Units.    The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

        (c)    Form and Timing of Payment.    Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

        7.6.    Performance Awards.    The Administrator is authorized to grant Performance Awards to any Participant and to determine whether such Performance Awards shall be a Qualified Performance-Based Award. The value of Performance Awards may be linked to any one or more of the Performance Goals or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant. Performance Awards may be paid in cash, shares of Stock, or both, as determined by the Committee. Without limiting the foregoing, the Committee may grant Performance Awards to any Participant in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to a Participant which are intended to be Qualified Performance-Based Awards shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 7.8.

        7.7.    Stock Grants.    Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

        7.8.  Qualified Performance-Based Awards.

        (a)    Purpose.    The purpose of this Section 7.8 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.8 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.8 and the requirements of Section 162(m) of the Code applicable to "performance-based compensation."

        (b)    Authority.    All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as "outside directors" within the meaning of Section 162(m) of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.8 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

        (c)    Discretion of Committee with Respect to Qualified Performance-Based Awards.    Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 (except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant), and may become exercisable based on continued service, on satisfaction of Performance Goals, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.8. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise be intended to meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

        (d)    Payment of Qualified Performance-Based Awards.    A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a Change of Control if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute "performance-based compensation" under Section 162(m) of the Code following the occurrence of such an event. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        (e)    Limitation on Adjustments for Certain Events.    No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

        (f)    Definitions.    For purposes of the Plan

          (i)    Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service.

          (ii)   Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial condition for a completed quarterly or annual fiscal period.

        7.9.    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.     Adjustment Provisions

        8.1.    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

        8.2.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        8.3.    Related Matters.    Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

        8.4.  Transactions.

          (a)    Definition of Transaction.    In this Section 8.4, "Transaction" means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

          (b)    Treatment of Options and Share Appreciation Rights.    In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Share Appreciation Rights ("Rights").

            (1)    Provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

            (2)   Upon written notice to the holders, provide that the holders' unexercised Rights will terminate immediately prior to the consummation of such Transaction unless, in the case of vested Rights, such Rights are exercised within a specified period following the date of such notice.

            (3)   Provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction.

            (4)   Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For this purpose, "acquisition price" means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

            (5)   Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

            (6)   Any combination of the foregoing.

For purposes of paragraph (1) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of the Right to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

        (c)    Treatment of Other Awards.    As to outstanding Awards other than Options or Share Appreciation Rights, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company's successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

        (d)    Related Matters.    In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.     Change of Control

        Upon the occurrence of a Change of Control, the Committee shall take such action deemed necessary or appropriate by the Committee and may, but shall not be required to, provide for Acceleration of all or any portion of the Awards then subject to vesting, a risk of forfeiture or a repurchase right; provided, however, that the foregoing shall not apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the Award under 162(m) of the Code at any time prior to a Change of Control (so that, for example, if a Change of Control occurs but does not constitute a change of control within the meaning of Section 162(m) of the Code, there shall be no Acceleration of any Qualified Performance-Based Award pursuant to this Section 9, but if the Change of Control does constitute a change of control within the meaning of Section 162(m) of the Code, then the Award shall Accelerate to the extent provided by the Committee, if any, regardless of whether it thereafter ceases to qualify as a Qualified Performance-Based Award).

10.   Settlement of Awards

        10.1.    In General.    Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

        10.2.    Violation of Law.    Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate or book entry for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

          (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

        10.3.    Corporate Restrictions on Rights in Stock.    Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders' Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders' Agreement, the provisions of the Stockholders' Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

        10.4.    Book Entry of Shares.    Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participants certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.5.    Investment Representations.    The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

        10.6.    Registration.    If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.6, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

        10.7.    Placement of Legends; Stop Orders; etc.    Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.5 in addition to any other applicable restrictions under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to, and any book entries shall reflect, such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates or book entries to make appropriate reference to such restrictions.

        10.8.    Tax Withholding.    Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates or book entry or entries for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. Participants may only elect to have shares of Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

        10.9.    Company Charter and By-Laws; Other Company Policies.    This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.    Reservation of Stock

        The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.   Limitation of Rights in Stock; No Special Service Rights

        A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a book entry is made or a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

13.    Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.   Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.    No Guarantee of Tax Consequences

        Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an "incentive stock option" within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, will or will not apply.

16.   Termination and Amendment of the Plan

        16.1.    Termination or Amendment of the Plan.    Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

        16.2.    Termination or Amendment of Outstanding Awards; Assumptions.    Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Committee may at any time:

          (a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

          (b)   accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

        (c)(i) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (ii) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

        16.3. Limitations on Amendments, Etc.

        The Company shall obtain stockholder approval of any Plan amendment or modification to the extent necessary to comply with applicable laws or the rules of any relevant stock exchange. Subject to Section 8, the Board and Committee shall not, without the approval of the stockholders of the Company, (i) amend any outstanding Option or Stock Appreciation Right, in whole or in part, to reduce its price per share or (ii) cancel and replace an Option or Stock Appreciation Right, in whole or in part, with cash and/or the grant of an Award at a time when the Option or Stock Appreciation Right price exceeds the fair market value of the underlying shares of Stock.

        No amendment or modification of the Plan by the Board, or of an outstanding Award by the Board or Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

17.    Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report. Notwithstanding anything in this Section 17 to the contrary, in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system and the use of such system shall satisfy the notice, demand, request and other communication delivery requirements of this Section 17.

18.   Governing Law

        It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code and the Plan shall be governed, interpreted and enforced consistent with such intent. None of the Board, the Committee or the Company, nor any of the Affiliates of the Company or the officers, employees, agents, or representatives of the Company or any of the Affiliates of the Company, shall have any liability or responsibility for any adverse federal, state or local tax consequences and penalty taxes which may result the grant or settlement of any Award on a basis contrary to the provisions of Section 409A of the Code or comparable provisions of any applicable state or local income tax laws. The Plan and all Award Agreements and actions taken thereunder otherwise shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000238320_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Owen Hughes 02 Elizabeth Stoner, M.D. 03 Robert E. Ward Radius Health, Inc. 950 Winter St. Waltham, MA 02451 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. 3 Approve, on an advisory basis, the compensation of our named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4 Approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 5 Approve our Amended and Restated 2011 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000238320_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . RADIUS HEALTH, INC. Annual Meeting of Stockholders May 7, 2015 10:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Robert E. Ward and B. Nicholas Harvey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Radius Health, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on May 7, 2015, at the offices of Latham & Watkins LLP, John Hancock Tower, 200 Clarendon Street, 27th Floor, Boston, MA 02116, and any adjournment, continuation, or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side